                                                                    EXHIBIT 10.3

              PARKERSBURG-WOOD COUNTY AREA DEVELOPMENT CORPORATION

                                      and

                             COLDWATER CREEK, INC.

                                LEASE AGREEMENT

                           Dated as of June 12, 1998
                             (Distribution Center)

       THIS LEASE AGREEMENT dated as of June 12, 1998, is between the Parkersburg-Wood County Area Development Corporation, a not for profit corporation duly organized and validly existing under the laws of the State of West Virginia, having its office at 408 Juliana Street, Parkersburg, West Virginia 26102 (the "Lessor"), and Coldwater Creek, Inc., a for profit corporation duly organized and validly existing under the laws of the State of Delaware and authorized to do business in the State of West Virginia, having its principal office at One Coldwater Creek Drive, Sandpoint, Idaho 83864 (the "Lessee"):

                                    RECITALS

          WHEREAS, Lessor is a not-for-profit corporation organized for the purpose of and operating exclusively for the promotion of social welfare, including the promotion, encouragement and development of commercial enterprises in Wood County, West Virginia;

          WHEREAS, Lessee operates an international mail-order catalog business and desires to locate a merchandise distribution facility and a call center in Wood County, West Virginia;

          WHEREAS, the Lessor, in accordance with its purpose of promoting the social welfare of the citizens of Wood County, West Virginia, presently desires to build a merchandise distribution facility to lease to Lessee, with the option to expand the facility during the lease term with the addition of a call center;

          WHEREAS, Lessor holds title to certain real property of approximately 60 acres located in the Parkersburg Business Park (hereinafter, the "Park"), Parkersburg, Wood County, West Virginia (hereinafter, the "Site"), which is well suited for the construction of the merchandise distribution facility;

          WHEREAS, at the commencement of the lease term, the leased premises shall consist of the Site, the buildings and improvements, and the Fixtures to be attached thereto, (the "Distribution Center") to be constructed to accommodate the merchandise distribution operation of the Lessee in accordance with the Plans and Specifications prepared by or at the direction of the Lessee (the "Campus");

          WHEREAS, the Lessor proposes to lease the Campus to the Lessee, and the Lessee desires to rent the Campus from the Lessor, upon the terms and conditions set forth in this Lease Agreement.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants of the parties herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor hereby demises and lets to Lessee, and Lessee hereby takes from Lessor, those certain premises herein defined and described as the "Campus" for the term and upon the covenants, terms and conditions herein contained, the parties hereto do hereby mutually agree as follows:

                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION


          Section 1.1.  Definitions. The following words and terms shall have
                        -----------
the following meanings unless the context otherwise requires:

          "Alterations" shall mean alterations, modifications, additions, improvements and betterments of any kind to the Campus other than the normal day-to-day maintenance and repairs, including without limitation all additions to the Campus after the Delivery Date made to attain completion.

          "Campus" shall mean the Site, the Distribution Center constructed on the Site by the Lessor and, when affixed to or incorporated into the Distribution Center, the Fixtures, and leased to the Lessee as contemplated by this Lease Agreement.

          "Commencement Date" shall mean the date of this Lease Agreement.

          "Construction Period" shall mean that period of time commencing as of the Commencement Date and continuing to the Delivery Date during which the Lessor constructs and equips the Campus.

          "Cost of the Project" shall mean the total aggregate cost of the Site and the construction and equipping of the Campus based upon the Plans and Specifications as of the Commencement Date.

          "County" shall mean Wood County, West Virginia.

          "Delivery Date" shall mean the date on which the Campus is ready for occupancy and the Lessee takes possession of the Campus and the Lessee delivers the Certificate of Acceptance for the Campus to the Lessor substantially in the form of Exhibit A attached hereto and made a part hereof.

          "Expiration Date" shall mean the twentieth (20th) anniversary of the Delivery Date.

          "Fixtures" shall mean (i) all appliances, parts, instruments, appurtenances, accessories and other miscellaneous equipment of whatever nature which may from time to time be affixed to or incorporated in the Campus including without limitation the equipment described in Schedule I hereto, as the same may be amended from time to time by the parties hereto as circumstances may require, and (ii) Replacement Parts.

          "Hazardous Materials and Hazardous Substances" shall mean any hazardous material or hazardous substances as defined by any federal or state environmental law.

          "Lease Documents" shall mean this Lease Agreement and any other instruments, agreements, certificates and documents necessary to consummate the transactions contemplated in this Lease Agreement.

          "Lease Term" shall mean the period beginning on the Delivery Date and ending on the Expiration Date, unless the Lease shall have been terminated earlier pursuant to the terms hereof.

          "Lender" shall mean the entity or, collectively, the entities, who are specified as parties to whom amounts are payable under the Notes.

          "Lessor" shall mean the Parkersburg-Wood County Area Development Corporation and its successors and assigns.

          "Notes" shall mean the promissory notes which the Lessor will execute and deliver for the financing of the Campus.

          "Net Proceeds" shall mean the gross proceeds from any insurance recovery or condemnation award remaining after payment of attorneys' fees, the costs of reparations to the Site as may be required of Lessor by law, and all other expenses incurred in the collection of such gross proceeds.

          "Park" shall mean the Parkersburg Business Park, Parkersburg, West Virginia.

          "Parts" shall mean all appliances, parts, instruments, appurtenances, accessories and other miscellaneous equipment of whatever nature, which may from time to time be incorporated or installed in or attached to the Campus or the Fixtures.

          "Person" shall mean any individual, association, unincorporated organization, corporation, partnership, joint venture, business trust or a government, or an agent or a political subdivision thereof, or any other entity.

          "Permitted Encumbrances" shall mean (i) this Lease Agreement, (ii) liens granted to the Lender under the Notes, (iii) liens for taxes either not yet delinquent or being contested by the Lessee in good faith with due diligence and by appropriate proceedings (and for the payment of which adequate reserves or appropriate bonding has been provided), but only if the nonpayment of any such tax or the contest of any such payment in such proceedings does not adversely affect the title, property or rights of Lessor or the Lender, (iv) any contractors, materialmen, mechanics, workmen, repairmen, employees or other like liens arising in the ordinary course of business of the Lessee and not delinquent (and for the payment of which adequate reserves or appropriate bonding has been provided), (v) those items set forth in Schedule B to the title insurance commitment relating to the Site, (vi) liens, exclusive of any listed in clauses (i) through (v) hereof, incurred in the ordinary course of business including without limitation tangible personal property, office equipment or furniture leases and security interests, liens and encumbrances relating to procurement of utilities, cable television, other telecommunication equipment or component parts and supplies for the use in the operations of the Lessee at the Site, and (vii) liens otherwise permitted, i.e., not expressly prohibited, under the terms of this Lease Agreement.

          "Plans and Specifications" shall mean the plans and specifications for construction of the Campus which the Lessee has provided to Lessor pursuant to
Section 4.1 hereof, and any changes thereto as provided for pursuant to Section
4.4 hereof.

          "Replacement Parts" shall have the meaning set forth in Section 6.4 hereof

          "Rent" shall mean the rent payable pursuant to Article V hereof.

          "Rent Factor" shall mean that percentage which shall be agreed to by the Lessor and the Lessee on the Commencement Date.

          "Site" shall mean that certain parcel of real property of approximately 60 total acres located in the Parkersburg Business Park, Parkersburg, West Virginia, currently owned by the Lessor, as more completely described in the Legal Description attached hereto as Exhibit B, and all buildings and improvements now or hereafter situated thereon.

          "State" shall mean the State of West Virginia.

          "Supplement" shall mean any Lease Agreement supplemental to, and authorized and executed pursuant to the terms of, this Lease Agreement.

          "Total Project Cost" shall mean the total aggregate cost of real property and the acquisition, construction and installation of the improvements thereon in accordance with the Plans and Specifications for the Campus.

          Section 1.2.  Rules of Construction. The following rules shall apply
                        ---------------------
to the construction of this Lease Agreement unless the context otherwise requires:

          (a) Singular words shall connote the plural number as well as the singular and vice versa.

          (b) Words importing the masculine, feminine or neutral gender shall include any other gender.

          (c) All references herein to particular articles or sections are references to articles or sections of this Lease Agreement unless otherwise indicated.

          (d) The headings and table of contents herein are solely for convenience of reference and shall not constitute a part of this Lease Agreement nor shall they affect its meaning, construction or effect.

                                   ARTICLE II

                         REPRESENTATIONS AND COVENANTS


          Section 2.1.  Representations and Covenants of Lessor. The Lessor
                        ---------------------------------------
makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) The Lessor is a not for profit corporation duly organized and validly existing under the laws of the State of West Virginia, authorized to do business in the State of West Virginia, in good standing under the laws of the State of West Virginia and has the corporate power and authority to execute, deliver and perform each of the Lease Documents to which it is a party. Each of the Lease Documents to which Lessor is a party has been duly authorized, executed and delivered by the Lessor, when appropriate.

          (b) The Parkersburg-Wood County Area Development Corporation is an organization which is exempt from federal income taxation under 26 U.S.C. (S) 501(c)(4) of the Internal Revenue Code of 1986, as amended, and annually receives more than one half of its support from a combination of gifts, grants, direct or indirect charitable contributions or membership fees.

          (c) The Lessor holds good and marketable title to the Site and, upon the Delivery Date, the Lessor under this Lease Agreement will hold good and marketable title to the Campus including without limitation the Fixtures, all pursuant to the Plans and Specifications, and will lease the Campus to the Lessee pursuant to this Lease Agreement, all for the promotion of the social and economic welfare of the County and the surrounding area.

          (d) Neither the execution and delivery of any of the Lease Documents to which Lessor is a party or the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions of any of the Lease Documents to which Lessor is a party will conflict with or result in a breach of the Lessor's Articles of Incorporation or By-laws, as amended, or of any corporate restriction or any agreement or instrument to which the Lessor is a party or by which it is bound, or result in the creation or imposition of any lien of any nature upon any property of the Lessor under the terms of any such Articles of Incorporation, By-laws, restriction, agreement or instrument, except for Permitted Encumbrances.

          (e) No litigation, inquiry or investigation of any kind in or by any judicial or administrative court or agency is pending or, to its knowledge, threatened against the Lessor with respect to (i) the existence of the Lessor,
(ii) its authority to execute or deliver this Lease Agreement or the Lease Documents, (iii) the validity or enforceability of the Lease Documents or the transactions contemplated hereby or thereby, or (iv) the title of any officer of the Lessor who executed the Lease Documents. No such authority or proceedings have been repealed, revoked, rescinded or amended and all are in full force and effect.

          (f) Each of the Lease Documents executed and delivered by Lessor constitutes a legal, valid and binding obligation of the Lessor enforceable against the Lessor in accordance with its terms.

          (g) The Parkersburg-Wood County Area Development Corporation shall not realize any profit or income from the transactions contemplated under this Lease Agreement, except to the extent allowable under the laws and regulations of the Internal Revenue Service necessary to maintain the Parkersburg-Wood County Area Development Corporation's exemption from federal income taxation under the 26 U.S.C. (S) 501(c)(4) of the Internal Revenue Code of 1986, as amended, and only to the extent that such profit or income shall not be considered unrelated business income as such term is defined under the laws and regulation of the Internal Revenue Service.

          (h) The Lessor shall exercise its best efforts to utilize grant dollars from the City of Parkersburg for Site acquisition during the Construction Period as such grant dollars become available during the Construction Period.

          Section 2.2.  Representations and Covenants of Lessee. The Lessee
                        ---------------------------------------
makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) The Lessee is a for-profit business corporation duly organized and validly existing under the laws of the State of Delaware, authorized to do business in the State of West Virginia, in good standing under the laws of the State of West Virginia and has the corporate power and authority to execute, deliver and perform each of the Lease Documents to which it is a party. Each of the Lease Documents to which Lessee is a party has been duly authorized, executed and delivered by the Lessee, when appropriate.

          (b) Neither the execution and delivery of any of the Lease Documents to which Lessee is a party or the consummation of the transactions contemplated thereby nor the fulfillment of or compliance with the provisions of any of the Lease Documents to which Lessee is a party will conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of the Lessee's Articles of Incorporation, By-laws, as amended, or any corporate restriction or any agreement or instrument to which the Lessee is a party or by which it is bound, or result in the creation or imposition of any lien of any nature upon any of the property of the Lessee under the terms of any such Articles of Incorporation, By-laws, restriction, agreement or instrument, except for Permitted Encumbrances.

          (c) No litigation, inquiry or investigation of any kind in or by any judicial or administrative court or agency is pending or, to its knowledge, threatened against the Lessee with respect to (i) the existence of the Lessee,
(ii) its authority to execute or deliver this Lease Agreement or the Lease Documents, (iii) the validity or enforceability of the Lease Documents or the transactions contemplated hereby or thereby, or (iv) the title of any officer of the Lessee who executed the Lease Documents. No such authority or proceedings have been repealed, revoked, rescinded or amended and all are in full force and effect.

          (d) Each of the Lease Documents to which Lessee is a party constitutes a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms.

          (e) Lessee shall provide to Lender representations and warranties and comply with all covenants and conditions necessary for the provision of the line of credit by the Lender evidenced by the Notes for the construction financing to be used to construct and equip the Campus.

          (f) Lessee is engaged in an enterprise-wide Year 2000 project to bring Lessee's infomration systems and, to the extent necessary, confirm Lessee's vendors and suppliers systems progress towards Year 2000 compliance.

          (g) Upon written request of Lessor, Lessee, as directed by Lessor, shall provide Lessor with a certificate executed by its Chief Financial Officer or other officer or person acceptable to Lessor, certifying that the representations, warranties and covenants of Lessee set forth in this Lease Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no event of default exists under this Lease Agreement.

                                  ARTICLE III

                                TITLE INSURANCE


          Section 3.1.  Title. The Lessor holds good and marketable title to the
                        -----
Site.

          Section 3.2.  Title Insurance. The Lessor has obtained or will obtain
                        ---------------
title insurance for the benefit of the Lessor in an amount equal to the amount, if any, required by Lender, insuring title to the Site and the improvements thereon.

                                   ARTICLE IV

                         CONSTRUCTION AND EQUIPPING OF
                              DISTRIBUTION CENTER


          Section 4.1.  Plans and Specifications for Distribution Center.
                        ------------------------------------------------
Lessee has provided Lessor with, and Lessor has agreed to, specific Plans and Specifications relating to Lessor's construction and equipping of the Distribution Center, a summary of which is attached hereto as Exhibit C and made a part hereof (the "Plans and Specifications").

          Section 4.2.  Construction and Equipping of Distribution Center by
                        ----------------------------------------------------
Lessor.  Lessor shall enter into such contracts and agreements as may be
------
necessary, at the request of the Lessee, to enable the Distribution Center to be constructed and equipped in accordance with the Plans and Specifications, including any Change Orders which the Lessee may request during the course of the construction and equipping of the Distribution Center pursuant to Section
4.4 of this Lease Agreement.

          Section 4.3.  Purchases of Building Materials, Supplies and Fixtures.
                        ------------------------------------------------------
The Lessor shall purchase all building materials, supplies and Fixtures to be used in the construction of, or installed in, the Distribution Center pursuant to the Plans and Specifications. In accordance with this Section, Lessor shall comply with the following requirements for all purchases of building materials, supplies and equipment, in order that the purchases thereof may be exempt from the sales tax and the use tax of the State:

          (a) Lessor shall contract with a procurement specialist, who shall be acceptable to Lessee, to be available to assure the quality and conformity of all materials, supplies and equipment purchased;

          (b) Lessor shall receive and process all invoices for such building materials, supplies and equipment;

          (c) Lessor shall pay for all such building materials, supplies and equipment from a bank account designated for such purpose, and all such payments shall be made by draft of the Lessor, provided wire transfer from the designated bank account may be approved on a case by case basis; and

          (d) Lessor shall be the named beneficiary of all warranties and guarantees upon such building materials, supplies and equipment.

          Section 4.4.  Change Orders. If during the course of the construction
                        -------------
of the Distribution Center the Lessee desires to make any change in the Plans and Specifications, such change shall be submitted in writing to the Lessor, which shall constitute approval of such change as a change order for purposes of the relevant construction contract(s), unless Lessor gives Notice to Lessee of its objection to the change order in writing within seven (7) calendar days of actual receipt of the change order by Lessor. To the extent that any change order during the Construction Period, after allowances and adjustments, shall cause the costs of construction to exceed the Cost of the Project such excess costs shall be treated in all respects as an additional expense under Section 8.2(b) herein, and shall grant Lessor termination rights of this Lease under said provisions. Any change orders under this Section shall be deemed incorporated into and made a part of the Plans and Specifications for purposes of this Lease Agreement.

          Section 4.5.  Inspections During Construction Period. Throughout the
                        --------------------------------------
Construction Period, Lessee shall have the right to inspect the construction site at any time.

          Section 4.6.  Insurance During Construction Period. During the
                        ------------------------------------
Construction Period, Lessor shall maintain or cause to be maintained "all-risk" and "extended risk" property insurance and builder's risk and fire insurance, in each case with respect to the Campus (covering physical loss or damage to the Campus).

                                   ARTICLE V

                    DEMISING CLAUSES AND RENTAL PROVISIONS


          Section 5.1.  Demise of  Campus. The Lessor hereby leases the Campus
                        -----------------
to the Lessee and the Lessee hereby takes the Campus from the Lessor upon the terms and conditions of this Lease Agreement.

          Section 5.2.  Duration of Lease Term; Quiet Enjoyment.
                        ---------------------------------------

          (a) The Lessor shall deliver to the Lessee sole and exclusive possession of the Campus (subject to Sections 8.3 and 10.2 hereof), and the leasehold estate created hereby shall commence on the Delivery Date, and the Lessee shall accept possession of the Campus on the Delivery Date.

          (b) Except as provided in Section 10.2 and Section 10.3 hereof, the leasehold estate created hereby shall terminate at 11:59 p.m. on to the Expiration Date or on such earlier date as may be permitted by Section 5.3, 11.1 and 11.3 hereof.

          (c) Except as provided in Sections 8.3 and 10.2 hereof, the Lessor shall neither take nor suffer or permit any action to prevent the Lessee during the Lease Term from having quiet and peaceable possession and enjoyment of the Campus and will cooperate with the Lessee in order that the Lessee may have quiet and peaceful possession and enjoyment of the Campus, as hereinabove provided. Accordingly, the Lessor shall not grant, pledge, mortgage, hypothecate or otherwise convey any mortgage, security interest or pledge or permit any encumbrance, except Permitted Encumbrances, to be placed on the Campus or the Fixtures without the express written consent of the Lessee.

          Section 5.3.  Basic Rent.
                        ----------

          (a) The Lessee shall not be required to pay any rent during the Construction Period.

          (b) The Lessee shall make, in advance, equal monthly payments to Lessor commencing on the Delivery Date and thereafter payable on the 1st day of each consecutive month over the Lease Term. The projected Basic Rent payment schedule over the Term of this Lease Agreement is attached hereto as Exhibit D and is incorporated herein by reference.

          (c) The Lessee, under the provisions of this Section 5.3, agrees to make the above-mentioned payments in immediately available funds and without any further notice in lawful money of the United States of America. In the event the Lessee shall fail to timely make any payment required in this Section 5.3, the Lessee shall pay the same together with any charges from Lender incurred by the Lessor.

          Section 5.4.  Additional Rent. The Lessee shall pay the following
                        ---------------
amounts as Additional Rent:

          (a) On demand of the Lessor other amounts payable by the Lessee under this Lease Agreement; and

          (b) On demand of the Lessor from time to time all tax amounts, together with any interest, penalties and expenses related thereto, not paid by the Lessee pursuant to Section 6.5 and paid by the Lessor or Lender to the appropriate taxing authority,

          Section 5.5.  Prepaid Rent. The Lessee may pay certain amounts, as
                        ------------
agreed and determined by Lessor and Lessee, as Prepaid Rent. Any such Prepaid Rent may be allocated over the Lease Term, if appropriate, as determined by Lessee.

          Section 5.6.  Payments by Lessee to Lessor. All rent payments to be
                        ----------------------------
made by the Lessee under the terms of this Article shall be made payable to the Lessor and shall be delivered to the Lessor by wire transfer to the credit of the Lessor's account as approved by Lender.

          Section 5.7.  Security. The Lessee shall provide the following
                        --------
security:

          (a) Prior to the commencement of the Construction Period, the Lessee shall provide an irrevocable standby letter of credit to the Lessor in an amount equal to twenty percent (20%) of the Cost of the Project, substantially in the form attached hereto as Exhibit E draws upon which shall be conditioned upon default by the Lessee in its obligations under this Lease Agreement; provided, however, that any draw made on the letter of credit shall not exceed 89% of the outstanding principal balance on the Notes as of the date of the draw. This letter of credit shall remain in place until the Delivery Date. To the extent any draws are made against this letter of credit such draw amounts shall be considered part of the Total Project Cost.

          (b) On the Delivery Date, the Lessee shall provide a standby letter of credit to the Lessor, substantially in the form attached hereto as Exhibit F, draws upon which shall be conditioned upon default by the Lessee in its obligations under this Lease Agreement. The letter of credit shall remain in place for five (5) years, commencing on the Delivery Date and expiring on the fifth anniversary of the Delivery Date. As of the Delivery Date, the principal balance of this letter of credit shall be in an amount equal to 10% of the aggregate Cost of the Project which balance shall decline in equal increments beginning at the conclusion of the fist year, and thereafter at the conclusion of each subsequent year until extinguished.

          (c) Lessee shall not be required to pay any additional security deposit under this Lease Agreement.

          Section 5.8.  Market Rental. The Lessor and the Lessee believe that
                        -------------
the Rent payable hereunder constitutes a fair market rental for the lease of the Campus pursuant to the terms hereof.

                                  ARTICLE VI

             MAINTENANCE, SERVICES, MODIFICATIONS AND ALTERATIONS,
                              TAXES AND INSURANCE


          Section 6.1.  Maintenance and Modifications by the Lessee. The Lessee
                        -------------------------------------------
shall not abandon, or permit any waste to, the Campus. During the Lease Term, the Lessee shall not remove any part of the Campus outside of Wood County and shall (i) keep the Campus in a reasonably safe condition; (ii) make all necessary repairs and replacements to the Campus (whether ordinary or extraordinary, structural or nonstructural, foreseen or unforeseen); and (iii) operate the Campus in a sound and economic manner.

          Section 6.2.  Maintenance of Common Areas.  The Lessor shall maintain
                        ---------------------------
in good order, condition and repair all of the common areas of the Park in accordance with the terms and conditions of the Common Grounds Agreement to be executed simultaneously with this Lease Agreement.

          Section 6.3.  Installation of Additional Fixtures.  Lessee or any
                        -----------------------------------
permitted sublessee of the Lessee from time to time may install additional machinery, equipment or other personal property in the Campus and such machinery, equipment or other personal property shall not become, or be deemed to become, a part of the Campus. The Lessee from time to time may create or permit to be created any lien on such machinery, equipment or other personal property. Further, the Lessee from time to time may remove or permit the removal of such machinery, equipment and other personal property from the Campus, provided that any such removal of such machinery, equipment or other personal property shall not occur if any such removal shall adversely affect the structural integrity of the Campus and provided further, that if any damage is occasioned to the Campus by such removal, the Lessee agrees to promptly repair such damage at its own expense.

          Section 6.4.  Replacement Parts.  Except upon an Event of Total Loss,
                        -----------------
the Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become worn out or damaged beyond repair or permanently rendered obsolete or unfit for use for any reason whatsoever to the extent necessary to enable the Lessee to meet its rent payment obligations under this Lease Agreement (such substituted parts hereinafter being called "Replacement Parts"). In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, the Lessee may, at its own cost and expense, remove any Parts, whether or not worn out or damaged beyond repair or permanently rendered obsolete or unfit for use, provided that the Lessee shall, at its own cost and expense, replace such Parts as promptly as practicable to the extent necessary to enable the Lessee to meet its rent payment obligations under this Lease Agreement. All Replacement Parts shall be free and clear of all liens (except Permitted Encumbrances) and shall be in as good operating condition as, and shall have a value or utility at least equal to, the Parts replaced assuming each replaced Part was of the value or utility and in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Campus shall remain the property of the Lessor, no matter where located, until such

Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Campus and which meet the requirements for Replacement Parts specified above. Immediately upon any Replacement Part meeting such requirements become becoming incorporated or installed in or attached to the Campus as above provided, without further act, (i) title to the removed Part shall thereupon vest in the Lessee, free and clear of all rights of the Lessor, and shall no longer be deemed a party hereunder, (ii) title to such Replacement Part shall thereupon vest in the Lessor, and (iii) such Replacement Part shall become subject to this Lease Agreement and be deemed part of the Campus for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Campus. The Lessee agrees to execute and file such documents as may be reasonably required to create, perfect and maintain the security interests of the Lender in any such Replacement Part and the Lessor's interests in any such Replacement Part.

          Section 6.5.  Taxes, Assessments and Utility Charges.
                        --------------------------------------

          (a) The Lessee shall be solely liable for all taxes with respect to the Campus during the Lease Term. The Lessee agrees to pay, as the same become due and before any fine, penalty, interest (except interest which is payable in connection with legally permissible installment payments) or other cost which may be added thereto or become due to, or be imposed by operation of law for the non-payment thereof, all taxes, payments in lieu of taxes and governmental charges of any kind whatsoever which may at any time be lawfully assessed or levied against or with respect to the Campus and any machinery, equipment or other property installed or bought by the Lessee therein or thereon, including, without limiting the generality of the foregoing, any sales or use taxes imposed with respect to the Campus or any part or component thereof, or the rental or sale of the Campus or any part thereof and any taxes levied upon or with respect to the income or revenues of the Lessor from the Campus. Provided, that any sales or use taxes imposed with respect to the Campus or any part or component thereof, shall be considered part of the Total Project Cost.

          (b) The Lessee shall pay or cause to be paid all charges for gas, water, sewage, disposal, garbage and refuse collection, electricity, light, heat or power, telephone or other communication service used, rendered or supplied upon or in connection with the Campus during the Lease Term and shall indemnify the Lessor against any liability or damages on such account.

          (c) Notwithstanding the terms of paragraph (a) above, the Lessee may, at its option, withhold payments of franchise tax and payments of sales and use taxes while a contest of such tax is pending, however, while any such contest is pending the Lessee shall pay all such other taxes, assessments and other charges when due, under protest, subject to the Lessee's contest.

          (d) Within thirty (30) calendar days of receipt of written request therefor, the Lessee shall deliver to the Lessor official receipts of the appropriate taxing authorities or other proof satisfactory to the Lessor evidencing payment of any tax or payment in lieu thereof.

          Section 6.6.  Insurance Required. At all times throughout the Lease
                        ------------------
Term, the Lessee shall, at its sole cost and expense, maintain or cause to be maintained insurance against such risks and for such amounts as are customarily insured against by businesses of like size and type and shall pay, as the same become due and payable, all premiums with respect thereto, including, but not necessarily limited to:

          (a) Insurance against loss or damage by fire, lightning and other casualties customarily insured against, with a uniform standard extended coverage endorsement, such insurance to be in an amount not less than the full 100% replacement value of the completed buildings and improvements, exclusive of footings and foundations, as determined by a recognized appraiser or insurer selected by the Lessee, but in no event less than $20,000,000. With the Lessor's express advance written approval, the insurance described in this paragraph, or any portion thereof, can be self-insurance by the Lessee, with such self-insurance not to exceed $5,000,000, with an excess policy for any amount exceeding the amount of self-insurance, but less than the amount of insurance required by this paragraph. In addition, the Lessee shall at all times maintain such other insurance with recognized underwriters against such other risks as are normally insured against and in amounts normally considered prudent by companies carrying on a similar business or another business in a similar location. The Lessee shall upon request of the Lessor from time to time furnish to the Lessor true and complete copies of all such insurance policies or contracts, together with evidence of payment of premiums. In the event Lessee requests approval to be self-insured as hereinabove provided self-insurance shall not relieve Lessee from its obligation to fully insure Lessor from liability.

          (b) Workers' compensation insurance, disability benefits insurance and each other form of insurance which the Lessee or any permitted sublessee is required by law to provide, covering loss resulting from injury, sickness, disability or death of employees of the Lessee or any permitted sublessee who are located at or assigned to the Campus. This coverage shall be in effect from and after the Delivery Date or on such earlier date as any employees of the Lessee, or any permitted sublessee, contractor or subcontractor of Lessee, first occupy the Campus.

          (c) Insurance protecting the Lessor and the Lessee against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury, including bodily injury or death of an employee or non-employee, or damage to the property of others, caused by an accident or occurrence with a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death and property damage) and with a blanket excess liability coverage in an amount not less than $5,000,000 combined single limit or equivalent protecting the lessor and the Lessee against any loss or liability or damage for personal injury, including bodily injury or death, or property damage.

          Section 6.7.  Additional Provisions Respecting Insurance.  All
                        ------------------------------------------
insurance required by Section 6.6 hereof or under any other provision of this Lease Agreement shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by the entity required to procure the same and authorized to write such insurance in the State, except when such insurance is self-insurance as permitted under this Lease Agreement. Such insurance may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size, character and other respects to those in which the procuring entity is engaged. All policies evidencing the insurance required by Sections 6.6 or under any other provision of this Lease Agreement shall provide for at least sixty (60) calendar days' prior written notice of the restriction, cancellation or modification thereof to the Lessor and Lender. The policies under Section 6.6(a) shall contain appropriate waivers of subrogation.

          Section 6.8.  Application of Net Proceeds of Insurance.  The Net
                        ----------------------------------------
Proceeds of the insurance carried pursuant to the provisions of this Lease Agreement shall be applied as follows: (i) the Net Proceeds of the insurance required by Section 4.6 hereof shall be applied as provided in Section 7.1 hereof, and (ii) the Net Proceeds of the insurance required by any other provision of this Lease Agreement shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

          Section 6.9.  Right of Lessor to Pay Taxes, Insurance Premiums and
                        ----------------------------------------------------
Other Charges.  If the Lessee fails (i) to pay any tax, together with any fine,
-------------
penalty, interest or cost which may have been added thereto or become due or been imposed by operation of law for nonpayment thereof, or assessment or other governmental charge required to be paid by Section 6.5 hereof, (ii) to maintain any insurance required to be maintained by Section 6.6 hereof, (iii) to pay any amount required to be paid by any law or ordinance relating to the use which is due and payable by reason of any conveyance of the leasehold estate in and to the Campus, or (iv) to pay any other amount or perform any act hereunder required to be paid or performed by the Lessee hereunder, the Lessor may pay or cause to be paid such tax, assessment or other governmental charge or the premium for such insurance or any such other payment or may perform any such act. No such payment shall be made or act performed by the Lessor until at least ten (10) calendar days shall have elapsed since notice shall have been given by the Lessor to the Lessee, and in the case of any tax, assessment or governmental charge or the amounts specified in paragraphs (iii) and (iv) hereof, no such payment shall be made in any event if the Lessee is contesting the same in good faith in the manner described in this Lease Agreement and no Event of Default hereunder shall have occurred and be continuing. No such payment by the Lessor shall affect or impair any rights of the Lessor hereunder arising in consequence of such failure by the Lessee. The Lessee, shall, on demand, reimburse the Lessor for any reasonable amount so paid or for reasonable expenses or costs incurred in the performance of any such act by the Lessor pursuant to this Section (which shall include all reasonable legal fees and disbursements), together with interest thereon from the date of payment of such amount, expense or cost by the Lessor.

          Section 6.10.  Alterations.  Throughout the Lease Term, the Lessee, at
                         -----------
the Lessee's own expense (except for Alterations required after the Delivery Date to attain completion, the cost of which shall be considered part of the Cost of the Project), may from time to time make such Alterations to the Campus as the Lessee may deem, in its sole discretion, desirable for the proper operation, use and maintenance of the Campus provided, however, that no such Alteration shall be made by the Lessee if such Alteration, or removal thereof from the Campus would materially diminish the value or utility of the Campus (or any part thereof) or impair the condition of the Campus (or any part thereof); provided further, that all Alterations shall be in compliance with all applicable zoning, planning, building and environmental laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Campus. During the Lease Term, title to any Alteration made pursuant hereto shall without further act vest in the Lessor and shall, without further act, immediately become the property of the Lessor, be deemed to constitute a part of the Campus and be subject to this Lease Agreement. Notwithstanding the foregoing, the Lessor and the Lessee hereby agree to execute, deliver and file or record all such documents as may be necessary or appropriate to confirm the status of title to each such Part or Alteration.

                                  ARTICLE VII

                      DAMAGE, DESTRUCTION AND CONDEMNATION


          Section 7.1.  Damage or Destruction of the Campus.
                        -----------------------------------

          (a) If the Campus or any part or component shall be damaged or destroyed (in whole or in part) at any time during the Construction Period or if the Campus or any part or component shall be damaged or destroyed (in whole or in part) at any time during the Lease Term:

              (i) upon the occurrence of such damage or destruction, the Net Proceeds derived from insurance shall be paid to the Lessor; and

              (ii) the Lessee shall have the option to terminate this Lease Agreement pursuant to Section 11.1 hereof or to require that the Lessor promptly replace, repair, rebuild or restore the Campus or the damaged part or component thereof to substantially the same condition and value as the operating entity which existed prior to such damage or destruction, with such changes, alterations and modifications as may be desired by the Lessee, and under the same general terms for construction of the Campus as provided under this Lease Agreement. Provided, however, that the Lessor's obligation under this Section 7.1(a)(ii) shall not require any financial expenditure on the part of the Lessor in excess of the Net Proceeds received under Section 7.1(a)(i).

          (b) All such repair, replacement, rebuilding, restoration or relocation of the Campus shall be effected with due diligence in a good and workmanlike manner in compliance with all applicable legal requirements, shall be promptly and fully paid for by the Lessor in accordance with the terms of the applicable contracts, and shall automatically become a part of the Campus as if the same were specifically described herein. Any balance of such Net Proceeds remaining after payment of all costs of replacement, repair, rebuilding, restoration or relocation shall be retained by the Lessor.

          (c) If the Lessee shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1 hereof, the Net Proceeds derived from such insurance shall be applied to the payment of the amounts required to be paid by
Section 11.2 hereof and any balance remaining thereafter shall be retained by the Lessor.

          Section 7.2.  Condemnation.
                        ------------

          (a) Complete Taking by Eminent Domain. If during the term of this
              ---------------------------------
Lease Agreement the entire Site including Campus shall be taken by an exercise of the power of eminent domain (the "Proceedings"), this Lease Agreement shall terminate as of the date of the vesting of title in the taking authority pursuant to such Proceedings.

          (b) Partial Taking by Eminent Domain.  If during the Lease Term less
              --------------------------------
than the entire Site shall be taken in any such Proceeding, this Lease Agreement shall terminate as to the portion of the Site so taken upon the vesting of title in the Proceeding; and as to the remainder of the Site, the Rent shall be decreased in proportion to the Net Proceeds of any condemnation award for the portion of the Site so taken, and the Lessee shall be responsible for any necessary restoration of the improvements, including parking spaces, driveways, or of the building, on the remainder of the Site as required for Lessee's use thereof. Provided that any portion of the condemnation award or compensation intended to compensate the Lessor or the Lessee for such necessary restoration costs shall be paid to the Lessee whether such award be made in the name of the Lessee or the Lessor.

          (c) Temporary Taking by Eminent Domain. If all or any portion of the
              ----------------------------------
Campus is taken by the exercise of the right of eminent domain for governmental occupancy for a limited period, this Lease Agreement shall not terminate, and the Lessee shall continue to perform its obligations hereunder as though such taking had not occurred except to the extent that it may be prevented from so doing pursuant to the terms of the order of the authority which made the taking. In the event of such temporary taking, the Lessee shall be entitled to the entire award made for such taking (whether paid by way of damages, rent or otherwise) unless the period of governmental occupancy extends beyond the termination of the Lease Term, in which case the award shall be apportioned between the Lessor and the Lessee as of the date of such termination.

          (d) If the Lessee shall exercise its option to terminate this Lease Agreement pursuant to Section 11.1 hereof, the Net Proceeds from such Condemnation shall be applied to the payment of the amounts required to be paid by Section 11.2 hereof and any balance remaining thereafter shall be retained by the Lessor.

          Section 7.3.  Condemnation of Lessee-Owned Property.  The Lessee shall
                        -------------------------------------
be entitled to the proceeds of any Condemnation award or portion thereof made for damage to or taking of any Property which, at the time of such damage or taking, is not part of the Campus.

                                 ARTICLE VIII

                               SPECIAL COVENANTS


          Section 8.1.  No Warranty of Condition or Suitability of Purpose. THE
                        --------------------------------------------------
LESSOR MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE CAMPUS IS OR WILL BE SUITABLE FOR THE LESSEE'S PURPOSES OR NEEDS.

          WITHOUT PREJUDICE TO ANY RIGHTS THE LESSEE MAY HAVE AGAINST ANY ARCHITECT, ENGINEER, SUPPLIER OR MANUFACTURER, THE LESSEE ACKNOWLEDGES AND AGREES THAT AS BETWEEN THE LESSEE AND THE LESSOR, AND AT ALL TIMES (BOTH BEFORE COMPLETION AND THEREAFTER), (i) THE SIZE, DESIGN, CAPACITY AND MANUFACTURE OF THE CAMPUS AND THE FIXTURES ARE OF THE SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY THE LESSEE AND (ii) THE LESSEE IS SATISFIED THAT THE CAMPUS AND FIXTURES, WILL BE SUITABLE FOR ITS PURPOSES. THE LESSOR REPRESENTS AND WARRANTS, AND THE LESSEE CONFIRMS THAT IT IS AWARE AND AGREES, THAT THE LESSOR IS NOT A MANUFACTURER OR DEALER IN PROPERTY OF SUCH KIND AND THE CAMPUS AND THE FIXTURES ARE LEASED HEREUNDER SUBJECT TO ALL APPLICABLE GOVERNMENTAL LAWS, ORDINANCES, RULES, REGULATIONS, ORDERS AND REQUIREMENTS NOW IN EFFECT OR HEREAFTER ADOPTED IN THE STATE, LOCALITY AND CONDITION OF EVERY PARTY THEREOF WHEN THE SAME FIRST BECAME OR BECOMES SUBJECT TO THIS LEASE, WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND BY THE LESSOR, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS PROVIDED IN SECTIONS 2.1 AND 3. 1), MERCHANTABILITY, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT, ABSENCE OF LATENT DEFECTS OR FITNESS FOR USE OF THE CAMPUS OR FIXTURES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE CAMPUS (OR ANY PART THEREOF). Except as expressly provided herein, all risks incident to the matters discussed in the preceding sentence, as between the Lessor, on the one hand, and the Lessee, on the other, are to be borne by the Lessee. The Lessor assigns to the Lessee all claims and rights which the Lessor may now or hereafter have against third parties in respect of any defect of or damage to the Campus or breach of representation or warranty by such third party, or any other claim or right against any third party as a result of circumstances arising out of this Lease Agreement, and shall cooperate with and comply with all reasonable requests of the Lessee in the preservation, prosecution or enforcement by the Lessee of such claims or rights at the Lessee's sole cost and expense. The provisions of this paragraph have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by the Lessor, express or implied, with respect to the Campus whether arising pursuant to the Uniform Commercial Code or any similar law now or hereafter in effect, or otherwise.

          Section 8.2.  Hold Harmless Provisions.
                        ------------------------

          (a) During the Lease Term, Lessee shall, at its sole cost and expense, indemnify, defend and hold harmless the Lessor, its officials, board members, officers, employees and agents, against and from: (i) any loss, damage, or expense incurred or sustained by the Lessor, its officials, board members, officers, employees or agents by reason of the operation or leasing of the Campus; (ii) any and all claims, losses, damages or expenses by or on behalf of any person, firm or corporation, which result from any occurrence or circumstance on the Campus or any portion thereof and not resulting from a breach or default in the performance of any covenant or agreement to be performed by the Lessor under the provisions of this Lease Agreement; and (iii) all claims, losses, liabilities, damages, costs and expenses which arise from any breach or default in the performance of any covenant or agreement on the part of the Lessee to be performed pursuant to the provisions of this Lease Agreement. The indemnity herein provided shall include all reasonable costs, counsel fees, expenses and liabilities incurred in connection with any such claim, action or proceeding brought in connection with any of the foregoing, and in case any action or proceeding shall be brought against the Lessor by reason of any such claim, Lessee upon written notice from the Lessor, shall defend such action or proceeding. Any amounts paid by the Lessee pursuant to this Section 8.2(a) shall, at the Lessee's sole discretion, be considered part of the Total Project Cost. Notwithstanding any provision herein to the contrary, the Lessee shall have no obligation to indemnify the Lessor to the extent the underlying claim, loss, damage or expense arises from or in connection with the Lessor's gross negligence or intentional acts or willful misconduct.

          (b) During the Construction Period, Lessee shall, at its sole cost and expense, indemnify, defend and hold harmless the Lessor against any costs incurred by Lessor as a result of any loss, damage or expense incurred or sustained by the Lessor, its officials, board members, officers, employees or agents resulting from any action or inaction of Lessee with regard to the financing, construction and equipping of the Campus. Provided, however, that to the extent any such costs shall be considered part of the Total Project Costs, to the extent that any such costs exceed the Cost of the Project, Lessor and Lessee agree that the Lessee shall pay up to a maximum of eighty-nine percent (89%) of such costs, and at its option and without regard to any such payment by Lessee, Lessor shall have the independent right to terminate this Lease, at its sole discretion and option. Any such payments made by Lessee pursuant to this
Section 8.2(b) may be considered Additional Rent or Prepaid Rent, as appropriate, and may be allocated over the Lease Term as determined by the Lessee.

          (c) Notwithstanding any other provisions of this Lease Agreement, the obligations of the Lessee and Lessor pursuant to this Section 8.2 shall remain in full force and effect after the termination of this Lease Agreement until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and payment in full or the satisfaction of such claim, cause of action or prosecution relating to the matters herein described and the payment of all expenses and charges incurred by the Lessor or the Lessee, or their respective members, directors, officers, agents and employees relating to the enforcement of the provisions herein specified. In the event of any claim against the Lessor or the Lessee or their respective members, directors, officers, agents or employees by any employee or contractor of the other party or anyone directly or indirectly employed by any of them or anyone for whose acts any of them may be liable, the obligations of the Lessor and Lessee hereunder shall not be limited in any way by any limitation on the amount or type of damages, compensation, disability benefits or other employee benefit acts.

          Section 8.3.  Right to Inspect Campus. The Lessor and its duly
                        -----------------------
authorized agents shall have the right at all reasonable times to inspect the Campus. In the case of an emergency, the Lessor shall be provided access by the Lessee on reasonable notice. Otherwise, inspections shall be scheduled with Lessee representatives upon the written request of the Lessor, and the Lessor shall execute a confidentiality agreement before entering the Campus in form and substance reasonably satisfactory to the Lessee to protect against the disclosure by the Lessor of the Lessee's confidential or proprietary information relating to its operations at the Campus if so required by Lessee. Notwithstanding the foregoing, the Lessor shall not be constrained thereby from disclosing any information required to be disclosed by it under applicable law. The Lessor shall make a reasonable effort to timely notify the Lessee of any proposed disclosure of information, giving the Lessee as much time as is reasonably possible to permit the Lessee to seek judicial or administrative order, at the Lessee's sole cost and expense, to prevent or to restrict the proposed disclosure of such information.

          Section 8.4.  Lessee to Maintain Its Existence. The Lessee agrees
                        --------------------------------
that during the Lease Term it will maintain its existence and will not dissolve, liquidate or otherwise dispose of substantially all of its assets; provided, however, subject to restrictions which may arise as a result of Section 9.3 below, that it is expressly understood and agreed that the Lessee may consolidate with or merge into another entity or permit one or more entities to consolidate with or merge into it, in the Lessee's sole discretion, provided Lessee shall give prior written notice of any proposed consolidation or merger as soon as practicable under the law.

          Section 8.5.  Qualification in State. The Lessor and the Lessee
                        ----------------------
throughout the Lease Term shall each continue to be each respectfully duly authorized to do business in the State.

          Section 8.6.  Compliance With Orders, Ordinances. Etc.
                        ---------------------------------------

          (a) The Lessee, throughout the Lease Term, agrees that it will promptly comply, and cause any sublessee or occupant of the Campus to comply, in all material respects, with all statutes, codes, laws, acts, ordinances, orders, judgements, decrees, injunctions, rules, regulations, permits, licenses and authorizations, ordinary or extraordinary, which now or at any time hereafter may be applicable to the Campus or to any use, manner of use or condition of the Campus of all federal, state, county, municipal and other governments, departments, commissions, boards, courts, authorities, officials and officers and companies or associations insuring the premises having jurisdiction of the Campus or to any use, manner of use or condition of the Campus. Provided, however, that any amounts paid by Lessee pursuant to this Section 8.6(a) may, at Lessee's sole discretion, be considered part of the Total Project Cost.

          (b) The Lessee shall not cause or permit the Campus to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials and Hazardous Substances, except in material compliance with all applicable federal, state and local laws or regulations.

          (c) Notwithstanding the provisions of subsections (a) and (b) hereof, the Lessee may in good faith contest the validity or the applicability of any requirement of the nature referred to in such subsections (a) and (b) by appropriate legal proceedings conducted in good faith and with due diligence.

          (d) Unless the Lessee purchases the Lessor's right, title and interest in the Campus upon the expiration or termination of this Lease Agreement, the Lessee shall, at its own risk and expense, redeliver to the Lessor possession and control of the Campus in its then condition and state of repair free and clear of all liens, except Permitted Encumbrances, and in compliance with all applicable environmental laws.

                                  ARTICLE IX

              RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING


          Section 9.1.  Restriction on Sale; Release of Certain Land.
                        --------------------------------------------

          (a) Except for Permitted Encumbrances and as otherwise specifically provided in this Article IX and in Article X hereof, the Lessor shall not sell, convey, transfer, encumber or otherwise dispose of the Campus or any part thereof or any of its rights under this Lease Agreement, without the prior written consent of the Lessee, which shall not be unreasonably withheld.

          (b) The Lessor and the Lessee from time to time may release from the provisions of this Lease Agreement and the leasehold estate created hereby any part of, or interest in, the real property which is not necessary, desirable or useful for the Campus; provided, however, that the Lessor shall not release any part or interest in the Site without the prior written consent of the Lessee, which shall not be unreasonably withheld. In such event, the Lessor shall execute and deliver any and all instruments necessary or appropriate to so release such part of, or interest in, the real property and convey such title thereto or interest therein, to the Lessee or such other Person as the Lessee may designate.

          (c) Upon conveyance of any part of, or interest in the real property effected under the provisions of this Section 9.1, Lessee shall not be entitled to an abatement or diminution of the rents payable by it under this Lease Agreement

          Section 9.2.  Assignment by Lessor.  The parties hereby agree that,
                        --------------------
upon the conclusion of the Construction Period and effective on the Delivery Date, title to the Campus and this Lease Agreement shall be assigned or otherwise conveyed to the Wood County Development Authority, a public corporation and political subdivision of the State, which shall expressly assume, in writing, all rights, covenants and obligations set forth in this Lease Agreement. Such conveyance shall be accomplished so as to limit the realization of income by the Lessor for Federal Tax purposes as contemplated by
Section 2.1(g).

          Section 9.3.  Assignment and Subleasing by Lessee.
                        -----------------------------------

          (a) Except for Permitted Encumbrances and as otherwise provided in this Article IX hereof, the Lessee shall not assign, sublease, mortgage or encumber this Lease Agreement or the Campus or any part thereof, without the prior consent of the Lessor in each instance. Notwithstanding the foregoing, the Lessee shall have the right, without the Lessor's consent, to enter into an assignment of this Lease Agreement or sublease of the Campus to any wholly owned subsidiary entity of the Lessee, any entity succeeding to substantially all of the assets of the Lessee as a result of a consolidation or merger, or an entity to which all or substantially all of the assets of the Lessee have been sold;

provided, however, that the other entity shall assume in writing all of the Lessee's obligations hereunder, and, except for a wholly owned subsidiary entity of the Lessee, shall have a net worth immediately prior to the assignment or sublease equal to or greater than the Lessee's net worth. Notwithstanding any such assignment or sublease, the Lessee shall not be released from any, and shall perform all, obligations imposed upon it hereunder. The consent of the Lessor to an assignment or subletting shall not be unreasonably withheld and shall not be construed to release the Lessee from obtaining the consent in writing of the Lessor to any further assignment or subletting.

                                   ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES


          Section 10.1.  Events of Default Defined.
                         -------------------------

          The following shall be "Events of Default" under this Lease Agreement:

          (i) the failure by the Lessee to pay or cause to be paid on the date due, any amount specified to be paid pursuant to Article V hereof, which default remains continuing and uncured;

          (ii) any representation or warranty of the Lessor or Lessee herein or in any of the Lease Documents shall prove to have been false or misleading in any material respect;

          (iii) the failure by the Lessor or the Lessee to observe and perform any covenant, condition or agreement hereunder on its part to be observed or performed (except obligations of the Lessee referred to in 10.1 (a)(i)) for a period of thirty (30) calendar days after written notice, specifying such failure and requesting that it be remedied, given to the noncompliant party by the other party; provided, however, that if such failure is nonmonetary in nature and is curable but is incapable of being cured within thirty (30) calendar days, so long as the noncompliant party shall commence the cure within such thirty (30) day period and diligently proceeds to prosecute the cure to completion or if such failure is being contested to or against the appropriate governmental authority or other third party diligently and in good faith by the noncompliant party, for such period of contest, so long as the party continues such contest, the noncompliant party shall not be in default hereunder; and

          (iv) the dissolution or liquidation of the Lessee; or the failure by the Lessee to release, stay, discharge, lift or bond within thirty (30) calendar days any execution, garnishment, judgment or attachment of such consequence as may impair its ability to carry on its operations; or the failure by the Lessee generally to pay its debts as they become due; or an assignment by the Lessee for the benefit of creditors; the commencement by the Lessee (as the debtor) of a case in bankruptcy or any proceeding under any other insolvency law; or the commencement of a case in bankruptcy or any proceeding under any other insolvency law against the Lessee (as the debtor) and a court having jurisdiction in the premises enters a decree or order for relief against the Lessee as the debtor in such case or proceeding, or such case or proceeding is consented to by the Lessee or remains undismissed for sixty (60) calendar days, or the Lessee consents to or admits the material allegations against it in any such case or proceeding; or a trustee, receiver or agent (however named) is appointed or authorized to take charge of substantially all of the property of the Lessee for the purpose of enforcing a lien against such property or for the purpose of general administration of such property for the benefit of creditors.

          Section 10.2.  Lessor's Remedies on Default by Lessee.
                         --------------------------------------

          (a) Whenever any Event of Default for payment due pursuant to Article V on the part of the Lessee shall have occurred, the Lessor, five (5) days after written notice of such default and providing that such default remains uncured, to the extent permitted by law, by written notice to the Lessee, may declare to be immediately due and payable, whereupon the same shall become immediately due and payable, all remaining Rent accelerated to the Expiration Date.

          (b) Whenever any Event of Default on the part of the Lessee shall have occurred, the Lessor may take, to the extent permitted by law, any one or more of the following remedial steps:

              (i) declare, by written notice to the Lessee, to be immediately due and payable, whereupon the same shall become immediately due and payable:
(A) all unpaid installments of rent payable pursuant to Sections 5.3 and 5.4 hereof, and (B) all other payments due and payable under this Lease Agreement;

              (ii) take any other action as it shall deem necessary to cure any such Event of Default, provided that the taking of any such actions shall not be deemed to constitute a waiver of such Event of Default;

              (iii) upon at least sixty (60) days written notice, terminate this Lease Agreement; and

              (iv) take any other action at, law or in equity which may appear necessary or desirable to collect the payments then due or thereafter to become due and to enforce the obligations, agreements or covenants of the Lessee under this Lease Agreement

          Section 10.3.  Lessee's Remedies on Default by Lessor.
                         --------------------------------------

          (a) Whenever any Event of Default on the part of the Lessor shall have occurred, the Lessee may, to the extent permitted by law, after notice to the Lessor, but shall not be obligated to, remedy such default, and in connection therewith may pay reasonable expenses and employ counsel, provided that the Lessee shall have the right to remedy such default without notice in the event of an emergency. All sums expended or obligations incurred by the Lessee in connection therewith shall be paid by the Lessor to the Lessee upon demand, and if the Lessor fails to reimburse the Lessee within ten (10) business day to which no written notice of objection has been made by the Lessor to the Lessee, the Lessee may, in addition to any other right or remedy that the Lessee may have, deduct such amount from subsequent installments of rent which from time to time thereafter become due to the Lessor.

          Section 10.4.  Remedies Cumulative.  No remedy herein conferred upon
                         -------------------
or reserved to the parties is intended to be exclusive of any other available remedy, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Lease Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle a party to exercise any remedy reserved to it in this Article X, it shall not be necessary to give any notice, other than such notice as may be herein expressly required in this Lease Agreement.

          Section 10.5.  No Additional Waiver Implied by One Waiver. In the
                         ------------------------------------------
event any agreement contained herein should be breached by any party and thereafter waived by any other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 10.6  Liquidated Damages.  If payment of Rent shall have been
                        ------------------
accelerated in accordance with the terms of this Lease Agreement, the Lessor shall demand, by notice to the Lessee, that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on such date, as specified in such Note, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Rent for the balance of the Lease Term remaining after the payment date specified in such notice), an amount equal to the aggregate principal and interest due under the Notes through, and including such date (together with interest on such amount from the payment date specified in such notice to the date of actual payment).

                                   ARTICLE XI

                     EARLY TERMINATION OF LEASE AGREEMENT;
                     OPTION TO PURCHASE IN FAVOR OF LESSEE


          Section 11.1.  Early Termination of Lease Agreement.  The Lessee shall
                         ------------------------------------
have the option to terminate this Lease Agreement, as to all or a portion of the Campus at any time during the Lease Term (i) upon filing with the Lessor a certificate signed by an authorized representative of the Lessee stating the Lessee's intention to do so pursuant to this Section and the date upon which such payments pursuant to Section 11.2 hereof shall be made (which date shall not be less than 45 nor more than 90 days from the date such certificate is filed) and (ii) upon compliance with the requirements set forth in Section 11.2 hereof.

          Section 11.2.  Conditions to Early Termination of Lease Agreement.  In
                         --------------------------------------------------
the event the Lessee exercises its option to terminate this Lease Agreement in accordance with the provisions of Section 11.1 hereof, the Lessee shall make the following payments (in the event the Lessee terminates the Lease Agreement as to only a portion of the Campus such payments shall be prorated):

          (a) To the Lessor, an amount equal to the outstanding principal and accrued interest on the Notes and any penalties, fees or costs incurred by the Lessor in connection with the termination of this Lease Agreement; and

          (b) All other payments due and owing as of the date of conveyance described in Section 11. 3 hereof, under this Lease Agreement for which the Lessee is responsible under the terms of this Lease Agreement.

          Section 11.3.  Option to Purchase. Upon termination or expiration of
                         ------------------
the Lease Term in accordance with Sections 5.2(b) or 11.1 hereof, the Lessee shall have the option to purchase all of the Campus from the Lessor under the following terms:

          (a) The purchase price for the Campus shall be the greater of (i) the fair market value (as determined below) of the Campus as of the date of termination of the Lease Agreement or the Expiration Date, whichever the case may be; or (ii) the outstanding principal and accrued interest on the Notes as of the date of termination (in the event Lessee elects to purchase only a portion of the Campus payment of the outstanding principal and accrued interest on the Notes shall be prorated to reflect the portion of the Campus being purchased).

          (b) The Lessee shall give written notice to the Lessor (which may be contained in the certificate referred to in Section 11.1. hereof):

               (i)   declaring the Lessee's election to purchase the Campus; and

               (ii) fixing the date of closing such purchase (the "Date of Conveyance"), which shall be the date on which this Lease Agreement is to be terminated.

          (c) To determine the fair market value, each party shall engage and appoint an appraiser, with a an MAI, or comparable professional designation, to conduct an appraisal of the fair market value of the Campus. These appraisals shall be exchanged simultaneously. For purposes of the appraisal, the Campus shall be valued as though the Campus was not encumbered by this Lease Agreement. If the difference between the two appraisals is 10% or less of the lesser of the two amounts so determined, then the arithmetic average of the two amounts shall be the price determined by appraisal. If the difference exceeds the 10%, then the two appraisers shall obtain a third appraisal (the cost thereof to be shared equally by the Lessor and the Lessee), utilizing the same methodology and this appraisal shall be completed within thirty (30) calendar days of its engagement. The two valuations which are closest together shall be arithmetically averaged and this amount will be the fair market value of the Campus.

          Section 11.4.  Conveyance on Purchase. At the closing of any purchase
                         ----------------------
of the Campus pursuant to Section 11.3 hereof, the Lessor shall, upon receipt of the purchase price, deliver to the Lessee all necessary documents (i) to convey to the Lessee good and marketable fee simple title to the Campus free and clear of all tenancies, liens, encumbrances, restrictions and easements except those set forth in the title insurance policy issued at the request of the Lessor on the Delivery Date, and such others as the Lessee may accept; and (ii) to release and convey to the Lessee all of the Lessor's rights and interest in and any rights of action or any future Net Proceeds of insurance or condemnation awards with respect to the Campus. The deed to be delivered by Lessor shall be of the same type which the Lessor received upon the purchase of the Campus and in the usual form, suitable for recording. The Lessee shall pay all state and local documentary taxes imposed upon the transfer of the real estate and the cost of the preparation of the deed. The Lessee shall also pay for any examination of title, the costs of any loan obtained in connection with its purchase of the Campus and all its reasonable fees and costs incurred in connection with the closing, including (except as provided in Section 11.3(c)) those of the Lessor in connection with the conveyance of the Campus pursuant to this Section 11.4.

                                  ARTICLE XII

                                  ARBITRATION


          Section 12.1.  General Provision. In any dispute arising out of the
                         -----------------
terms and covenants of this Lease Agreement or any other Lease Document, such matter shall be determined by arbitration, such arbitration to be the sole and exclusive remedy for settlement of such dispute (except for proceedings to enforce the arbiters' determination), and such arbitration shall be conducted in the manner specified in this Article and under prevailing arbitration law.

          Section 12.2.  Selection. The party desiring such arbitration shall
                         ---------
give written notice to that effect to the other party stating in reasonable detail the issue(s) to be arbitrated, and shall in such notice appoint a disinterested person of recognized competence in the field involved as arbiter on its behalf. Within ten (10) calendar days thereafter, the other party shall by written notice to the first party appoint a second disinterested person of recognized competence in such field as arbiter on its behalf. The arbiters thus appointed shall appoint a third disinterested person of recognized competence in such field, and such three arbiters shall as promptly as possible determine such matter; provided, however, that:

          (a) if the second arbiter shall not have been appointed as aforesaid, the first arbiter shall proceed to determine such matter; and

          (b) if within five (5) business days after the appointment of the second arbiter the two arbiters appointed by the parties shall be unable to agree upon the appointment of a third arbiter, they shall give written notice of such failure to the parties, and, if the parties fail to agree upon the selection of such third arbiter within five (5) business days after the arbiters appointed by the parties have notified the parties of their failure to agree, either of the parties, upon written notice to the other party hereto, may request such appointment by the then President of the West Virginia State Bar (or any successor organization), or in his absence, refusal, failure or inability to act, may apply for such appointment to the chief justice of the West Virginia Supreme Court of Appeals.

          Lessor and Lessee shall each be entitled to present evidence and argument to the arbiters, which shall be done at a presentation before the arbiters to take place within a reasonable time (but not more than thirty (30) calendar days) after the arbiters have been selected. For purposes of this
Section 12.2, an arbiter shall conclusively be deemed "disinterested" if such arbiter is not then, and was not at any prior time, an officer, director, trustee, employee, partner, shareholder or immediate relative of the party appointing him, nor any immediate relative of any such officer, director, trustee, employee, partner, or shareholder. Any third arbiter appointed by agreement between the two appointed arbiters or by agreement between the parties shall be conclusively presumed to be "disinterested".

          Section 12.3.  Rulings. The determination of the majority of the
                         -------
arbiters, or of the sole arbiter, as the case may be, shall be conclusive upon the parties, and judgment upon the same may be entered in any court having jurisdiction thereof. Such ruling shall be declaratory of the respective rights of the affected parties under this Lease and shall not in itself be a determination of any default. The arbiters, or the sole arbiter, as the case may be, shall give written notice to the parties stating their or his determination, and shall furnish to each party a signed copy of such determination. If a majority of the arbiters shall fail to determine any dispute within thirty (30) calendar days after the presentation of argument and evidence of the parties, then, instead of such arbitration, either party shall be entitled to seek a judicial determination of the manner in issue in a court of competent jurisdiction.

          Section 12.4.  Fees.  Each party shall pay the fees and expenses of
                         ----
the arbiter appointed by such party and one-half of the fees and expenses of the third arbiter, if any. Each party shall be responsible for its own legal fees and expenses incurred for any dispute which is subject to arbitration.

          Section 12.5.  Extension of Time Pending Arbitration.  Anything in
                         -------------------------------------
this Lease Agreement to the contrary notwithstanding, whenever under the provisions of this Lease Agreement Lessee is required to make any payment with the express exception of rent payable under Sections 5.3 and 5.4, or to perform any act or thing at a specified time or within a specified time limit, and any such payment or performance is subject to arbitration under this Article, such time or time limit, as the case may be, shall be and be deemed to be extended by the period consumed by the institution, conduct, and prosecution to final conclusion of any arbitration concerning or relating to such payment or performance. Provided, however, that any payment by Sections 5.3 and 5.4 that is not a scheduled monthly payment due and payable specified under Sections 5.3 and 5.4, may be placed in escrow until final conclusion of the arbitration.

                                  ARTICLE XIII

            COVENANTS, CONDITIONS AND RESTRICTIONS; PARK MASTER PLAN


          Section l3.l.  Park Covenants, Conditions and Restrictions/Master
                         --------------------------------------------------
Plan. The Lessor and the Lessee shall, as soon as possible, but in any event not later than the Delivery Date, jointly approve the Covenants, Conditions and Restrictions on the Site and on the Park, and shall also jointly approve the Park Master Plan. The Lessor and the Lessee agree that the Covenants, Conditions and Restrictions and the Park Master Plan must include the following provisions, as appropriate:

          (a) Any modification, amendment or change in the Covenants, Conditions and Restrictions applicable to either the Site, or the balance of the Park must have the written approval of Lessee.

          (b) Prior to any further development of the Park other than that portion leased to the Lessee, the Lessor must obtain from the Lessee written approval of the Park Master Plan.

          (c) Due to the Lessee's occupancy of a majority of the net usable acres of the Park, the Lessee shall have a voting position on the architectural control committee for the Park, or similar entity serving the same purpose, that shall not be less than 51 %.

          (d) The Covenants, Conditions and Restrictions and the Park Master Plan shall provide for "best practices" with regard to all developments, and best environmental practices for storm sewers, landscaping buffering and all green space, recreational space and wetlands.

          (e) All buildings and landscaping in the balance of the Park shall utilize a "campus-like" setting that is in compliance with the Park Master Plan.

          (f) The Park Master Plan and Covenants, Conditions and Restrictions shall be jointly prepared by the Lessor and the Lessee, and in all respects shall be consistent with the common goal of the State, the Lessor and the Lessee that the Park shall be the best designed and most attractive commercial/industrial park in the State.

          Section 13.2.  Signage.  In addition to the signs shown on the Plans
                         -------
and Specifications, the Lessee may erect additional signs at the Site, provided that such sign or signs are in compliance with the Covenants, Conditions and Restrictions.

                                  ARTICLE XIV

                             SUBORDINATION/ESTOPPEL


          Section 14.1.  Lease Subordinate.  Provided Lessee receives a non-
                         -----------------
disturbance agreement substantially in the form attached hereto as Exhibit G, this Lease Agreement shall be subject and subordinate to the current credit line deed of trust in the amount of $40,000,000 in favor of United National Bank, and any future mortgages, deeds of trust or ground leases and any, amendments, replacements, renewals and extensions thereof. The Lessee agrees at any time hereafter, within fifteen (15) calendar days following demand, to execute and deliver any instruments, releases or other documents that may be reasonably required for the purpose of subjecting and subordinating the Lease Agreement, as above provided, to the lien of any such mortgage, deed of trust or ground lease, provided such documents shall be reasonably acceptable to the Lessee in form and substance. The Lessor shall provide written notice of the existence of this Lease Agreement to any prospective mortgagee or other secured party of the Campus prior to encumbering the Campus.

          Section 14.2.  Attornment.  Subject to the terms of this Article XIV,
                         ----------
in the event the holder of any mortgage, deed of trust or ground lease shall at any time elect to have this Lease Agreement constitute a prior and superior lien to its mortgage, deed of trust or ground Lease, then, and in such event, upon any such holder or landlord notifying the Lessee to that effect in writing, this Lease Agreement shall be deemed prior and superior in lien to such mortgage, deed of trust, or ground lease, whether this Lease Agreement is dated prior or subsequent to the date of such mortgage, deed of trust or ground lease and the Lessee shall execute such attornment agreement as may be reasonably requested by said holder or landlord, provided that the form and content thereof are reasonably acceptable to the Lessee and contain recognition and non-disturbance covenants satisfactory to the Lessee.

          Section 14.3.  Lessee's Notice of Default.  The Lessee agrees that,
                         --------------------------
provided the mortgagee, ground landlord or trust deed holder under any mortgage, ground lease, deed of trust or other security instrument ("Mortgagee") shall have notified the Lessee in writing (by the way of a notice of assignment of Lease or otherwise) of its address, the Lessee shall give such Mortgagee, simultaneously with delivery of notice to the Lessor, by registered or certified mail, a copy of any such notice of default served upon the Lessor. The Lessee further agrees that said Mortgagee shall have the right to cure any alleged default during the same period that the Lessor has to cure such default.

          Section 14.4.  Estoppel Certificates.  The Lessor and the Lessee
                         ---------------------
shall, each without charge at any time and from time to time, within fifteen
(15) calendar days after written request by the other party, certify, to the extent true, by written instrument, duly executed, acknowledged and delivered to any mortgagee, assignee of a mortgagee, proposed mortgagee, or to any purchaser or proposed purchaser, or to any other person transacting business with the Lessor or the Lessee and relating to the Campus as follows:

          (a) That this Lease Agreement is unmodified and in full force and effect or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications;

          (b) The dates to which Rent has been paid in advance;

          (c) Whether or not there are then existing any breaches or defaults by such party or the other party known by such party under any of the covenants, conditions, provisions, terms or agreements of this Lease Agreement, and specifying such breach of default, if any, or any setoffs or defenses against the enforcement of any covenant, condition, provision, term or agreement of this Lease Agreement (or of any guaranties) upon the part of Lessor or Lessee (or any guarantor), as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

          (d) Such other statements or certificates as the Lessor, the Lessee or any mortgagee may reasonably request.

          It is the intention of the parties hereto that any statement delivered pursuant to this Section 14.4 may be relied upon by any such parties transacting business with the Lessor or the Lessee and relating to the Campus. If the Lessor or the Lessee does not deliver such statement to the requesting party within such fifteen (15) day period, and such failure continues for five (5) calendar days following receipt of a second notice stipulating that such continuing failure shall have the consequences set forth herein, the requesting party, and any applicable party transacting business relative to the Campus with the requesting party, may conclusively presume and rely upon the following facts:
(i) that the terms and provision of this Lease Agreement have not been changed except as otherwise represented by the requesting party; (ii) that the Lease Agreement has not been canceled or terminated and is in full force and effect, except as otherwise represented by the requesting party; (iii) that the current amount of the Rent is as represented by the requesting party; (iv) that there have been no subleases or assignments of the Lease Agreement; (v) that not more than one month's rent or other charges have been paid in advance; and (vi) that the requesting party is not in default under the Lease Agreement. In such event, the non-requesting party shall be estopped from denying truth of such facts, but shall be entitled to recover damages from the requesting party to the extent such facts are not true and the non-requesting party incurs actual damages as a result of such untrue facts.

                                   ARTICLE XV

                                 MISCELLANEOUS


          Section 15.1.  Notice. All notices, certificates and other
                         ------
communications hereunder shall be in writing and shall be deemed given if delivered personally, by confirmed facsimile transmission (with follow-up hard copy) or one (1) day after sent by guaranteed overnight delivery, or five (5) calendar days after mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows or to such other address as any party may specify by like notice (provided, however, that notices of a change of address or person to whom notice shall be given shall be made in accordance with this paragraph and shall be effective only upon receipt thereof):

          To the Lessor:

          Parkersburg - Wood County Area Development Corporation
          P.O. Box 1683
          408 Juliana Street
          Parkersburg, West Virginia 26102
          Attention:   President and Chief Executive Officer
                       Fax No.: (304) 485-5219

          To the Lessee:

          Coldwater Creek, Inc.
          One Coldwater Creek Drive
          Sandpoint, Idaho 83864
          Attention:  Vice President and Chief Financial Officer
                      Fax No.: (208)265-7108

          Section 15.2.  Binding Effect.  This Lease Agreement shall inure to
                         --------------
the benefit of and shall be binding upon the parties and their respective successors and assigns.

          Section 15.3.  Renewal Options.  The Lessee shall have the right to
                         ---------------
renew and extend the term of this Lease Agreement for the Renewal Terms as hereinafter provided, subject to the following terms and conditions:

          The Lessee may extend this Lease Agreement for four (4) Renewal Terms of five (5) years each by the Lessee giving the Lessor notice, in writing, of its intent to exercise such renewal option (a "Renewal Notice"), no less than six (6) months prior to the expiration of the Lease Term or the immediately preceding Renewal Term, as applicable. Such Renewal Term(s) shall commence immediately upon the expiration of the Lease Term or the preceding Renewal Term, and upon exercise of each renewal option the expiration date of the term shall automatically become the last day of the applicable Renewal Term.

          The exercise by the Lessee of the renewal option(s) set forth herein must be made, if at all, by delivery of a Renewal Notice to the Lessor on or before the dates set forth-above. Once the Lessee has exercised any such renewal option, the Lessee may not thereafter revoke the exercise of such option. At the Lessor's election, the Lessee's rights to Renewal Terms as provided under this Section shall terminate and be of no further force or effect if (i) an Event of Default exists under the Lease Agreement at the time the Lessee attempts to exercise its renewal option, or (ii) the Lessee defaults under any provision of the Lease Agreement after exercising its renewal option and such default continues beyond any applicable period provided in this Lease Agreement.

          Rent for each year under the Renewal Terms shall be at the per square foot rate equal to 90% of the "Fair Market Rate." The Fair Market Rate shall be agreed upon by Lessor and the Lessee within fifteen (15) calendar days of the date on which the Lessee exercised its renewal option. In the event the parties are unable to timely agree on the Fair Market Rate, the dispute shall be resolved by arbitration pursuant to Article XII.

          Except as set forth herein, the leasing of the Campus for the Renewal Term(s) shall be upon the same terms and conditions as are applicable for the initial term and any subsequent Renewal Term(s), and shall be upon and subject to all of the provisions of this Lease Agreement.

          Section 15.4.  Severability.  In the event any provision of this Lease
                         ------------
Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

          Section 15.5.  Amendments, Changes and Modifications.  This Lease
                         -------------------------------------
Agreement may not be amended, changed, modified, altered or terminated except in a writing executed by the parties hereto.

          Section 15.6.  Execution of Counterparts.  This Lease Agreement may be
                         -------------------------
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 15.7.  Broker. Lessor and Lessee represent to each other that
                         ------
each has not entered into any agreement or otherwise dealt with any brokers or finders in connection with this Lease other than Cushman Realty Corporation, Los Angeles, California, who represents it is representing Lessee and whose commission shall be paid by Lessee. Lessee shall protect, defend, indemnify and hold Lessor harmless against any claims for brokerage or other commission arising by reason of a breach of the aforesaid representation and warranty, for any action or inaction on the part of the Lessee.

          Section 15.8.  Applicable Law.  This Lease Agreement shall be governed
                         --------------
exclusive by the applicable laws of the State without regard or reference to its conflict of laws principles.

          Section 15.9.  Legal Costs.  The parties hereto agree that each
                         -----------
respective party shall be responsible for any legal fees and/or expenses incurred by said party in any way or manner arising out of this Lease Agreement, except for fees and/or expenses incurred which are reimbursable pursuant to
Article 8.2 of this Lease Agreement.

          Section 15.10.   Recordation. The parties hereto, on the request of
                           -----------
either of them, shall enter into a memorandum of this Lease Agreement, in recordable form, setting forth the identities of the Lessor and the Lessee, the date of the expiration of the Lease Term, and such other information upon which the Lessor and the Lessee shall agree. Upon any extensions hereof, an amendment to such agreement shall be executed and recorded reflecting such renewal and expiration date thereof.

          Section 15.11.  Survival of Obligations.  This Lease Agreement shall
                          -----------------------
survive the performance of the obligations of the Lessee to make payments required by Sections 5.3 and 5.4 and all indemnities shall survive the foregoing and any termination or expiration of this Lease Agreement.

          Section 15.12.  Table of Contents and Section Headings Not
                          ------------------------------------------
Controlling. The Table of Contents and the headings of the several Sections in this Lease Agreement have been prepared for convenience of reference only and shall not control or affect the meaning of or be taken as an interpretation of any provision of this Lease Agreement.

          Section 15.13.  Disclaimer of Relationship.  Nothing contained in this
                          --------------------------
Lease Agreement, nor any act of Lessor or Lessee, shall be deemed or construed by any person to create any relationship of limited or general partnership or joint venture between the Lessor and the Lessee, nor any third party beneficiary in favor of any person.

          Section 15.14.  Further Assurances.  During the Construction Period,
                          ------------------
the Lessee shall cooperate with Lessor in providing such information and other assistance as Lessor shall request and which, in Lessee's sole discretion, shall be necessary to implement the permanent financing of the Campus.

          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Lease Agreement to be executed in their respective names by their duly authorized officers, all as of the date hereof.

                              PARKERSBURG - WOOD COUNTY AREA
                              DEVELOPMENT CORPORATION

                              By:   /s/ James R. Kinnett, II
                                 ---------------------------------------
                                    Name:  James R. Kinnett, II
                                    Title: President and CEO

                              COLDWATER CREEK, INC.


                              By:   /s/ Donald A. Robson
                                 ---------------------------------------
                                    Name:  Donald A. Robson
                                    Title: Chief Financial Officer

                               TABLE OF CONTENTS
                               -----------------

                                                                                   Page
                                                                                   ----

                                   ARTICLE I
                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1.  Definitions                                                       3
                   -----------
     Section 1.2.  Rules of Construction                                             5
                   ---------------------

                                   ARTICLE II
                         REPRESENTATIONS AND COVENANTS

     Section 2.1.  Representations and Covenants of Lessor                           7
                   ---------------------------------------
     Section 2.2.  Representations and Covenants of Lessee                           8
                   ---------------------------------------

                                  ARTICLE III
                                TITLE INSURANCE

     Section 3.1.  Title                                                            10
                   -----
     Section 3.2.  Title Insurance                                                  10
                   ---------------

                                   ARTICLE IV
                         CONSTRUCTION AND EQUIPPING OF
                              DISTRIBUTION CENTER

     Section 4.1.  Plans and Specifications for Distribution Center                 11
                   ------------------------------------------------
     Section 4.2.  Construction and Equipping of Distribution Center by Lessor      11
                   -----------------------------------------------------------
     Section 4.3.  Purchases of Building Materials, Supplies and Fixtures           11
                   ------------------------------------------------------
     Section 4.4.  Change Orders                                                    11
                   -------------
     Section 4.5.  Inspections During Construction Period                           12
                   --------------------------------------
     Section 4.6.  Insurance During Construction Period                             12
                   ------------------------------------

                                   ARTICLE V
                    DISMISING CLAUSES AND RENTAL PROVISIONS

     Section 5.1.  Demise of  Campus                                                13
                   -----------------
     Section 5.2.  Duration of Lease Term; Quiet Enjoyment                          13
                   ---------------------------------------
     Section 5.3.  Basic Rent                                                       13
                   ----------
     Section 5.4.  Additional Rent                                                  14
                   ---------------
     Section 5.5.  Prepaid Rent                                                     14
                   ------------
     Section 5.6.  Payments by Lessee to Lessor                                     14
                   ----------------------------
     Section 5.7.  Security                                                         14
                   --------
     Section 5.8.  Market Rental                                                    15
                   -------------

                                   ARTICLE IV

             MAINTENANCE, SERVICES, MODIFICATIONS AND ALTERATIONS,
                              TAXES AND INSURANCE

     Section 6.1.  Maintenance and Modifications by the Lessee                      16
                   -------------------------------------------
     Section 6.2.  Maintenance of Common Areas                                      16
                   ---------------------------
     Section 6.3.  Installation of Additional Fixtures                              16
                   -----------------------------------
     Section 6.4.  Replacement Parts                                                16
                   -----------------
     Section 6.5.  Taxes, Assessments and Utility Charges                           17
                   --------------------------------------
     Section 6.6.  Insurance Required                                               18
                   ------------------
     Section 6.7.  Additional Provisions Respecting Insurance                       19
                   ------------------------------------------
     Section 6.8.  Application of Net Proceeds of Insurance                         19
                   ----------------------------------------
     Section 6.9.  Right of Lessor to Pay Taxes, Insurance Premiums and Other
                   ----------------------------------------------------------
                   Charges                                                          19
                   -------
     Section 6.10. Alterations                                                      20
                   -----------

                                  ARTICLE VII
                     DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1.  Damage or Destruction of the Campus                              21
                   -----------------------------------
     Section 7.2.  Condemnation                                                     21
                   ------------
     Section 7.3.  Condemnation of Lessee-Owned Property                            22
                   -------------------------------------

                                  ARTICLE VIII
                               SPECIAL COVENANTS

     Section 8.1.  No Warranty of Condition or Suitability of Purpose               23
                   --------------------------------------------------
     Section 8.2.  Hold Harmless Provisions                                         24
                   ------------------------
     Section 8.3.  Right to Inspect Campus                                          25
                   -----------------------
     Section 8.4.  Lessee to Maintain Its Existence                                 25
                   --------------------------------
     Section 8.5.  Qualification in State                                           25
                   ----------------------
     Section 8.6.  Compliance With Orders, Ordinances. Etc                          25
                   ---------------------------------------

                                   ARTICLE IX
              RELEASE OF CERTAIN LAND; ASSIGNMENTS AND SUBLEASING

     Section 9.1.  Restriction on Sale; Release of Certain Land                     27
                   --------------------------------------------
     Section 9.2.  Assignment by Lessor                                             27
                   --------------------
     Section 9.3.  Assignment and Subleasing by Lessee                              27
                   -----------------------------------


                                   ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

     Section 10.1.  Events of Default Defined                                       29
                    -------------------------
     Section 10.2.  Lessor's Remedies on Default by Lessee                          30
                    --------------------------------------

     Section 10.3.  Lessee's Remedies on Default by Lessor                          30
                    --------------------------------------
     Section 10.4.  Remedies Cumulative                                             31
                    -------------------
     Section 10.5.  No Additional Waiver Implied by One Waiver                      31
                    ------------------------------------------
     Section 10.6.  Liquidated Damages                                              31
                    ------------------

                                   ARTICLE XI
                     EARLY TERMINATION OF LEASE AGREEMENT;
                     OPTION TO PURCHASE IN FAVOR OF LESSEE

     Section 11.1.  Early Termination of Lease Agreement                            32
                    ------------------------------------
     Section 11.2.  Conditions to Early Termination of Lease Agreement              32
                    --------------------------------------------------
     Section 11.3.  Option to Purchase                                              32
                    ------------------
     Section 11.4.  Conveyance on Purchase                                          33
                    ----------------------

                                  ARTICLE XII
                                  ARTIBRATION

     Section 12.1.  General Provision                                               34
                    -----------------
     Section 12.2.  Selection                                                       34
                    ---------
     Section 12.3.  Rulings                                                         35
                    -------
     Section 12.4.  Fees                                                            35
                    ----
     Section 12.5.  Extension of Time Pending Arbitration                           35
                    -------------------------------------

                                  ARTICLE XIII
            COVENANTS, CONDITIONS AND RESTRICTIONS; PARK MASTER PLAN

     Section l3.l.  Park Covenants, Conditions and Restrictions/Master Plan         36
                    -------------------------------------------------------
     Section 13.2.  Signage                                                         36
                    -------

                                  ARTICLE XIV
                             SUBORDINATION/ESTOPPEL

     Section 14.1.  Lease Subordinate                                               37
                    -----------------
     Section 14.2.  Attornment                                                      37
                    ----------
     Section 14.3.  Lessee's Notice of Default                                      37
                    --------------------------
     Section 14.4.  Estoppel Certificates                                           37
                    ---------------------

                                   ARTICLE XV
                                 MISCELLANEOUS

     Section 15.1.  Notice                                                          39
                    ------
     Section 15.2.  Binding Effect                                                  39
                    --------------
     Section 15.3.  Renewal Options                                                 39
                    ---------------
     Section 15.4.  Severability                                                    40
                    ------------
     Section 15.5.  Amendments, Changes and Modifications                           40
                    -------------------------------------

     Section 15.6.  Execution of Counterparts                                       40
                    -------------------------
     Section 15.7.  Broker                                                          40
                    ------
     Section 15.8.  Applicable Law                                                  41
                    --------------
     Section 15.9.  Legal Costs                                                     41
                    -----------
     Section 15.10.  Recordation                                                    41
                     -----------
     Section 15.11.  Survival of Obligations                                        41
                     -----------------------
     Section 15.12.  Table of Contents and Section Headings Not Controlling         41
                     ------------------------------------------------------
     Section 15.13.  Disclaimer of Relationship                                     41
                     --------------------------
     Section 15.14.  Further Assurances                                             41
                     ------------------

                      [FORM OF CERTIFICATE OF ACCEPTANCE]


           Pursuant to and as required by the LEASE AGREEMENT dated as of June 12, 1998 (the "Lease Agreement") between PARKERSBURG-WOOD COUNTY AREA DEVELOPMENT CORPORATION, as Lessor (the "Lessor"), and COLDWATER CREEK, INC., as Lessee (the "Lessee"). The Lessee hereby certifies that the status of work on the Campus is as described in the Plans and Specifications and the Certificate of Substantial Compliance tendered by the contractor for the work, and that it hereby accepts the Campus. Terms used herein shall have the meanings ascribed to them in the Lease Agreement.

          The Lessee hereby represents and warrants to the Lessor that on the date hereof:

                    (a) No Default or Event of Default under the Lease Agreement has occurred and is continuing.

                    (b) All conditions to the Delivery Closing and for leasing of the Campus under the Lease Agreement have been satisfied.

                    (c) The Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Campus as are required to be maintained on the date hereof under the terms of the Lease Agreement.

                    (d) The Lessee hereby reconfirms its obligations and representations set forth in the Lease as if made on the date hereof, including without limitation, its obligation to pay all Rent under the Lease without any Abatements for any reason whatever, including any defect in the Campus, or in the Lessor's title thereto, and its representations set forth in Section 2 thereof as to the lack of any representations or warranties by Lessor with respect to the Campus.

          IN WITNESS WHEREOF, the Lessee has caused this Certificate of Acceptance to be duly executed by its officers thereunto duly authorized this ____ day of __________, 1999.

                              COLDWATER CREEK, INC.

                              By:
                                  -------------------------------
                              Its:
                                  -------------------------------

CHS/164640

                                   EXHIBIT A

                                   EXHIBIT B

                               LEGAL DESCRIPTION
                                OF 60 ACRE SITE
                                ---------------

                     DEMISED PREMISES-DISTRIBUTION CENTER
                     ------------------------------------


PARCEL ONE  58.714 AC.  (DISTRIBUTION CENTER):
----------

     BEGINNING N 54 (degrees) 26' 40" E 77.32' FROM THE NORTHWESTERLY CORNER OF PWCADC 1.334 AC. R/2 TRACT AND THE END OF WV 14/25, THENCE N 33 (degrees) 03' 35" W 845.77', THENCE N 35 (degrees) 19' 02" E 1,315.44', THENCE N 88 (degrees)
27' 35" E 898.18' TO THE C/A R/W LINE OF I-77, THENCE WITH THE C/A R/W LINE OF I-77 THE FOLLOWING S 24 (degrees) 52' 04" E 609.76', THENCE S 14 (degrees) 30' 22" E 567.52', THENCE S 04 (degrees) 11' 18" W 95.00', THENCE LEAVING THE C/A R/W OF I-77 AND WITH THE LINES OF PWCADC 21.055 AC. TRACT S 70 (degrees) 00' 00" W 565.00', THENCE N 20 (degrees) 00' 00" W 220.00', THENCE S 70 (degrees) 00'
00" W 130.00', THENCE S 35 (degrees) 19' 02" W 275.00', THENCE S 54 (degrees)
40' 58" E 80.0', THENCE S 20 (degrees) E 245.0', THENCE S 35 (degrees) 19' 02" W
357.64' TO THE NORTHERLY R/W LINE OF THE 1.334 AC. R/W, THENCE LEAVING THE PWCADC 21.055 AC. TRACT LINES AND WITH THE NORTHERLY R/W LINE OF THE 1.334 AC R/W N 69 (degrees) 21' 26" W 204.82', THENCE N 52 (degrees) 03' 35" W 287.00',
THENCE S 81 (degrees) 26' 25" W 228.11', TO THE PLACE OF BEGINNING, CONTAINING
58.714 AC.

PARCEL TWO 1.334 AC.  (INGRESS AND EGRESS RIGHT OF WAY):
----------

     BEGINNING IN THE LINE OF STILES AND THE PWCADC, SAID POINT BEING N-35 33' 20" W 859.09' FROM THE SOUTHWESTERLY CORNER OF THE PWCADC 83.13 ACRE TRACT, THENCE N-35 33' 20" W 98.81'; THENCE N-54 26' 40" 77.32'; THENCE N-81 26' 25" E
228.11; THENCE S-52 03' 35" E 287': THENCE S-69 21' 26" E TO A POINT IN THE LINE OF A 21.055 ACRE TRACT; THENCE WITH SAID TRACT THE FOLLOWING COURSES, S-36 19' 02" W 72.56', N-69 21' 26" W 197.14', N-52 03' 35" W 240', S-81 26' 25" W 176'
AND S-54 26' 40" W 73.01' TO THE PLACE OF BEGINNING, CONTAINING 1.334 ACRES. THIS R/W IS FOR INGRESS AND EGRESS TO THE 21.055 ACRE TRACT FROM W. VA. RT. 14/25. LESSEE IS HEREBY GRANTED USE OF THIS RIGHT OF WAY FOR INGRESS AND EGRESS TO PARCEL ONE, DESCRIBED ABOVE. LESSOR RETAINS THE RIGHT TO USE THIS RIGHT OF WAY FOR INGRESS AND EGRESS TO THE 21.055 ACRE TRACT.

                                   EXHIBIT C

                      SUMMARY OF PLANS AND SPECIFICATIONS
                      -----------------------------------

                                   EXHIBIT D

                                   BASIC RENT
                                   ----------


                    Total        Rent        Annual         Monthly
                 Project Cost   Factor        Rent           Rent
                 ------------   -------   -------------   -----------
Years 1-15        $24,650,000    10.20%   $2,513,210.00   $209,434.17
Years 16-20        24,650,000     6.55%    1,614,430.00    134,535.83

This rent payment schedule is subject to change and shall be agreed to by the Lessor and the Lessee on the Closing Date. Adjustments shall be required due to the following factors:

(1)  Revisions to Total Project Cost.

(2) Adjustment to the Rent Factor due to interest rate changes until Delivery Date.

                                   EXHIBIT E

                              CONSTRUCTION PERIOD
                                LETTER OF CREDIT
                                ----------------

                  FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT
                               CONSTRUCTION PHASE


IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______

ISSUED IN:  Boise, Idaho

BENEFICIARY:                        APPLICANT:
Parkersburg-Wood County Area        Coldwater Creek, Inc.
Development Corporation             One Coldwater Creek Drive
408 Juliana Street                  Sandpoint, Idaho 83864
Parkersburg, WV 26102
Attn: James R. Kinnett, II

AMOUNT: USD _________________________  DATE AND PLACE OF EXPIRY:
________________________________ THOUSAND  _____________
AND 00/100 UNITED STATES DOLLARS           Our counters.

CREDIT AVAILABLE WITH:
First Security Bank, N.A.
International Department
999 Main Street, 3rd Floor
Boise, Idaho 83702

BY:  PAYMENT

AVAILABLE BY DRAFTS AT SIGHT DRAWN ON:
First Security Bank, N.A.
Boise, Idaho

     By order of our client: Coldwater Creek, Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, we hereby issue in favor of Parkersburg-Wood County Area Development Corporation, our Irrevocable Standby Letter of Credit No. S-XXXXXXX-XXXX in the maximum amount of USD ________________ ($__________), effective
_____________.

     Expiring ____________, at our counters: First Security Bank, N.A., 999 Main Street, 3rd Floor, Boise, Idaho 83702.

     Partial drawings and Multiple drawings are acceptable and demand for payment hereunder shall not exceed an aggregate amount up to USD _______________ maximum and each drawing honored by the bank hereunder shall reduce the maximum amount that may be drawn.

     The amount of this Standby Letter of Credit is available to you against presentation of your draft(s) drawn on us at sight bearing on the face thereof the clause:
                    "DRAWN UNDER FIRST SECURITY BANK, N.A.,
                    IRREVOCABLE LETTER OF CREDIT NO.  XXXX"

accompanied by the original of this Letter of Credit and the following documents:

     1. Beneficiary's written statement signed by a person purportedly authorized by the beneficiary, stating that Coldwater Creek, Inc. is in default under the lease agreement entered into on June 12, 1998 between Coldwater Creek, Inc., the lessee, and Parkersburg-Wood County Area Development Corporation, the lessor.

     2. Signed statement from Parkersburg-Wood County Area Development Corporation of the amount due by Lessee under the Lease and that demand for payment of such amount has been made by Parkersburg-Wood Area Development Corporation of Coldwater Creek, Inc. and that such payment was not paid in full within five (5) days of the demand.

     This Letter of Credit is transferable and assignable upon presentation of Beneficiary's Transfer Demand in the format of attached "Annex A". Transfers and assignments are to be effected without charge to either the beneficiary, or the transferee/assignee of this Letter of Credit or the proceeds. First Security Bank, N.A., its successors and assigns, shall have no right of reimbursement or right of recourse against Parkersburg-Wood County Area Development Corporation for any amount(s) drawn under strict compliance of this Letter of Credit.

     In case of partial drawings, First Security Bank, N.A. will endorse the back of this original Standby Letter of Credit for the amount drawn and return same to beneficiary for presentation under possible additional drawings up to the maximum aggregate amount indicated in this Standby Letter of Credit.

     This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UCP"). This Letter of Credit shall be deemed to be issued under the laws of the State of West Virginia and shall, as to matters not governed by the UCP, be governed by and construed in accordance with the laws of the State of West Virginia.

REIMBURSEMENT INSTRUCTIONS:
PAYMENT TO BE EFFECTED PER YOUR
INSTRUCTION AGAINST CONFORMING
DOCUMENTS PRESENTED AT OUR
COUNTERS.

                              ___________________________________________
                              Authorized Signature(s)

                                   CHS/165992

                           ANNEX A (TRANSFER DEMAND)

                  FORM OF IRREVOCABLE STANDBY LETTER OF CREDIT
                               CONSTRUCTION PHASE


IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______________

TO:  First Security Bank, N.A.
     International Department
     999 Main Street, Third Floor
     Boise, Idaho 83702

RE:  Instruction to Transfer Letter of Credit No. _________


Ladies and Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                        [NAME OF TRANSFEREE AND ADDRESS]

all rights of the undersigned beneficiary to payment under the above-referenced letter of credit in the amount of the full unutilized balance hereof. Said transferee or assigns have succeeded the undersigned as beneficiary of this letter of credit.

     By transfer, all rights of the undersigned beneficiary in such letter of credit transfer to the transferee and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments existing, or hereafter made.

     By its signature the undersigned transferee acknowledges that it has duly succeeded to __________ ____________________ as beneficiary of this letter of credit and agrees to be bound by the terms of the letter of credit as if it were the beneficiary originally appointed hereunder.

     The letter of credit is returned herewith, and we ask you to endorse the transfer on the reverse hereof, and forward directly to the transferee with your customary notice of transfer. Also please find enclosed our payment of your applicable transfer fee.

                              Very truly yours,

                              _____________________________________________
                              (Authorized Signature)

Signature of the above party, duly authorized on behalf of (insert name of beneficiary),

Authenticated By:

_________________________________________
(Name and Title)


Acknowledged by (Insert Name of Transferee) as Successor Beneficiary

By:______________________________________
[Insert Name and Title of Authorized Officer)

CHS/165992

                                   EXHIBIT F

                                   LEASE TERM
                                LETTER OF CREDIT
                                ----------------

              FORM OF STANDBY LETTER OF CREDIT FOR THE LEASE TERM
                       COMMENCING AS OF THE DELIVERY DATE


IRREVOCABLE STANDBY LETTER OF CREDIT NO. ______

ISSUED IN:  Boise, Idaho

BENEFICIARY:                        APPLICANT:
Wood County Development Authority        Coldwater Creek, Inc.
408 Juliana Street                  One Coldwater Creek Drive
Parkersburg, WV 26102               Sandpoint, Idaho 83864
Attn: James R. Kinnett, II

AMOUNT: USD _____________           DATE AND PLACE OF EXPIRY:
and 01/100 United States Dollars      _______________
                                    Our counters.

CREDIT AVAILABLE WITH:
First Security Bank, N.A.
International Department
999 Main Street, 3rd Floor
Boise, Idaho 83702

BY:  PAYMENT

AVAILABLE BY DRAFTS AT SIGHT DRAWN ON:
First Security Bank, N.A.
Boise, Idaho

     By order of our client: Coldwater Creek, Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864, we hereby issue in favor of Wood County Development Authority (hereby referred to as the "Development Authority") our Irrevocable Standby Letter of Credit No. XXXX in the maximum amount of USD
_______________________ ($_________), effective _____________.

     Expiring _____________, at our counters: First Security Bank, N.A., 999 Main Street, 3rd Floor, Boise, Idaho 83702, provided, however, that it is a condition of this Letter of Credit that it shall be automatically extended for one year from the present or each future date of expiration, unless at least thirty (30) days prior to any such date of expiration we send you notice in writing by courier that we elect not to renew this Letter of Credit for such additional period. This Letter of Credit shall expire full and finally [insert date to indicate five (5) years from date of issue].

     Partial drawings and Multiple drawings are acceptable and demand for payment hereunder shall not exceed an aggregate amount up to USD _______________ maximum and each drawing honored by the bank hereunder shall reduce the maximum amount that may be drawn.

     The amount of this Standby Letter of Credit is available to you against presentation of your draft(s) drawn on us at sight bearing on the face thereof the clause:

                    "DRAWN UNDER FIRST SECURITY BANK, N.A.,
                    IRREVOCABLE LETTER OF CREDIT NO. XXXX."

accompanied by the original of this Letter of Credit and the following documents:

     1. Beneficiary's written statement signed by a person purportedly authorized by the beneficiary, stating that Coldwater Creek, Inc. is in default under the lease agreement entered into on June 12, 1998, between Coldwater Creek, Inc., the lessee, and Wood County Development Authority, the lessor and that the default under the Lease is continuing.

     2. Signed statement from Wood County Development Authority of the amount due by Lessee under the Lease and that demand for payment of such amount has been made by Wood County Development Authority of Coldwater Creek, Inc. and that such payment was not paid in full within five (5) days of the demand.

     This Letter of Credit is transferable and assignable upon presentation of Beneficiary's Transfer Demand in the format of attached "Annex A". Transfers and assignments are to be effected without charge to either the beneficiary, or the transferee/assignee of this Letter of Credit or the proceeds. First Security Bank, N.A., its successors and assigns, shall have no right of reimbursement or right of recourse against Wood County Development Authority for any amount(s) drawn under strict compliance of this Letter of Credit.

     In case of partial drawings, First Security Bank, N.A. will endorse the back of this original Standby Letter of Credit for the amount drawn and return same to beneficiary for presentation under possible additional drawings up to the maximum aggregate amount indicated in this Standby Letter of Credit.

     This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "UCP"). This Letter of Credit shall be deemed to be issued under the laws of the State of West Virginia and shall, as to matters not governed by the UCP, be governed by and construed in accordance with the laws of the State of West Virginia.

REIMBURSEMENT INSTRUCTIONS:
PAYMENT TO BE EFFECTED PER YOUR
INSTRUCTIONS AGAINST CONFORMING
DOCUMENTS PRESENTED AT OUR
COUNTERS.

                              ____________________________________________
                              Authorized Signature(s)

                           ANNEX A (TRANSFER DEMAND)

IRREVOCABLE STANDBY LETTER OF CREDIT NO. _______

TO:  First Security Bank, N.A.
     International Department
     999 Main Street, Third Floor
     Boise, Idaho 83702

RE:  Instruction to Transfer Letter of Credit No. ________

Ladies and Gentlemen:

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                       [NAME OF TRANSFEREE AND ADDRESS]

all rights of the undersigned beneficiary to payment under the above-referenced Letter of Credit in the amount of the full unutilized balance hereof. Said transferee or assigns have succeeded the undersigned as beneficiary of this Letter of Credit.

     By transfer, all rights of the undersigned beneficiary in such Letter of Credit transfer to the transferee, and the transferee shall have sole rights as beneficiary thereof, including sole rights relating to any amendments existing, or hereafter made.

     By its signature the undersigned transferee acknowledges that it has duly succeeded to _________ _________________________________ the terms of this
Letter of Credit and agrees to be bound by the terms of the Letter of Credit as if it were the beneficiary originally appointed hereunder.

     The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse hereof, and forward directly to the transferee with your customary notice of transfer. Also please find enclosed our payment of your applicable transfer fee.

                              Very truly yours,

                              _____________________________________________
                              (Authorized Signature)

Signature of the above Party, Duly Authorized
To Act on Behalf of (Insert Name of Beneficiary),
Authenticated By:

_______________________________________
(Name and Title)

Acknowledged by (Insert Name of Transferee)
As Successor Beneficiary
By:___________________________________
(Insert Name and Title of Authorized Officer)

                                   EXHIBIT G

                           NON-DISTURBANCE AGREEMENT
                           -------------------------

                              NON-DISTURBANCE AND
                              -------------------
                              ATTORNMENT AGREEMENT
                              --------------------

          THIS AGREEMENT is made and entered into as of this ___ day of ____, ____ by and between ______________________, ("Mortgagee") and Coldwater Creek, Inc. ("Lessee").

          WHEREAS, the Lessee has entered into that certain Lease Agreement dated June 12, 1998 with the Parkersburg-Wood County Area Development Corporation (the "Lessor") covering the Campus as defined in the Lease Agreement. Capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Lease Agreement; and

          WHEREAS, Mortgagee has agreed that the Lease Agreement is now and shall remain subject and subordinate to the operation and effect of that certain Deed of Trust which has heretofore been or will be recorded in the land records of Wood County, West Virginia; and

                              W I T N E S S E T H:
                              -------------------

          NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth, Mortgagee and Lessee hereby covenant and agree as follows:

I.                  Non-disturbance and Attornment.  The Lease Agreement shall
                    ------------------------------
not be terminated, nor shall Lessee's use, possession or enjoyment of the Campus be interfered with, nor shall the Lease Agreement hold estate granted by the Lease Agreement be affected in any other manner, in any foreclosure or other action or proceeding instituted under or in connection with the Security Documents or in Mortgagee's possession of the Campus; provided, however, that if, at the time of, or at any time subsequent to, any such foreclosure action, a default exists and such a default has continued to exist for such period of time (after such applicable notice and grace period, if any, as required by the Lease Agreement) that would entitle Lessor under the Lease Agreement to terminate the Lease Agreement or would entitle such Lessor to dispossess Lessee thereunder, a purchaser of the Campus upon or after such foreclosure may exercise the rights of Lessor, by reason of such default or event, to terminate the Lease Agreement or to dispossess thereunder; and further provided that, if such rights are not exercised, the Lease Agreement shall continue in full force and effect in accordance with its terms and Lessee, in such event, agrees to recognize and attorn to the new owner pursuant to such foreclosure sale. Notwithstanding the foregoing, no failure or delay on the part of Mortgagee or purchaser in exercising any right, power or privilege under the Lease Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Lease Agreement preclude any other or further exercise thereof.

I.                  Lessee's Obligations.  If the interests of Lessor under the
                    --------------------
Lease Agreement shall be transferred to and owned by Mortgagee by reason of foreclosure or other proceedings brought by it, or by any other manner, and Mortgagee succeeds to the interests of Lessor under the Lease Agreement, Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease Agreement for the balance of the term thereof remaining and any extensions or renewals thereof which may be affected in accordance with any option therefor in the Lease Agreement, with the same force and effect as if Mortgagee were the lessor under the Lease Agreement, and Lessee does hereby attorn to Mortgagee as its landlord, the said attornment to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto immediately upon Mortgagee succeeding to the interest of Lessor under the Lease Agreement. The respective rights and obligations of Lessee and Mortgagee under such attornment, to the extent of the then remaining balance of the term of the Lease Agreement and any extensions or renewals, shall be and are the same as now set forth therein, except as herein otherwise expressly provided.

I.                  Mortgagee's Obligations.  If Mortgagee shall succeed to the
                    -----------------------
interests of Lessor under the Lease Agreement, Mortgagee shall be bound to Lessee under all of the terms, covenants and conditions of the Lease Agreement and, from and after Mortgagee's succession to the interest of Lessor under the Lease Agreement, Lessee shall have the same rights and remedies against Mortgagee for the enforcement of its rights thereunder and the breach of any agreement contained in the Lease Agreement that Lessee might have had under the Lease Agreement against Lessor thereunder if Mortgagee had not succeeded to the interests of such Lessor; provided, however, that Mortgagee shall not be:

               (a) liable for any act or omission of any prior or subsequent lessor except for non-monetary defaults of a continuing nature of Lessor under the Lease Agreement of which prior written notice has been given to Mortgagee stating with particularity the default and a demand to cure the default, provided, however, that notwithstanding the date of any such written notice, Mortgagee shall be afforded the full period stated in the Lease Agreement to cure the expressed default commencing from the date of Mortgagee's succession to the interest of Lessor under the Lease Agreement; or

               (b) subject to any off-sets or defenses which Lessee might have against any prior Lessor; or

               (c) bound by any rent or additional rent which Lessee might have paid for more than 31 days in advance to any prior Lessor, except as expressly required under the Lease Agreement; or

               (d) bound by any amendment or modification of the Lease Agreement of which Mortgagee was not provided with prior written notice by Lessee, such notice may be satisfied by forwarding a form of the amendment or modification of the Lease Agreement prior to its effective date from which the executed original shall not substantially deviate.

I.                  Insurance Proceeds.  Mortgagee agrees that in the event of
                    ------------------
damage or destruction of the Campus, Lessee or Lessor shall be entitled to all insurance proceeds to which either of them would be entitled under the Lease Agreement regardless of any provision of the Security Documents to the contrary, provided that Lessee or Lessor, whichever the case may be, shall repair or restore the Campus following any casualty in accordance with the terms of the Lease Agreement.

I.                  Title of Paragraphs.  The titles of the paragraphs of this
                    -------------------
Agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Agreement.

I.                  Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the laws of the State of West Virginia.

I.                  Provisions Binding.  The terms and provisions hereof shall
                    ------------------
be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Mortgagee and Lessee. The reference contained to successors and assigns of Lessee is not intended to constitute and does not constitute as consent by Mortgagee to an assignment by Lessee, but has reference only to those instances in which Lessor under the Lease Agreement and Mortgagee, to the extent required herein, shall have given written consent to a particular assignment by Lessee thereunder but nothing herein shall be construed to give Mortgagee such consent rights except as otherwise expressly set forth in the Lease Agreement.

I.                  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties have hereunto set their respective hand and seals as of the day, month and year first above written.

                         Mortgagee:
                         ---------

                         By:
                            --------------------------------
                         Its:
                             -------------------------------

                         Lessee:
                         ------

                         By:
                            --------------------------------
                         Its:
                             -------------------------------